                                                                   Exhibit 10.52


================================================================================

                  NOTE PURCHASE AND LETTER OF CREDIT AGREEMENT


                                      among

                            LTV STEEL COMPANY, INC.,
                 As a Party and as Agent for certain Affiliates

                         VARIOUS FINANCIAL INSTITUTIONS,

                             CHASE SECURITIES INC.,

                               as Placement Agent,

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

                                       and

                            THE CHASE MANHATTAN BANK,
                               as Collateral Agent


                         ------------------------------

                          DATED AS OF FEBRUARY 26, 1998

                         ------------------------------



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



                                TABLE OF CONTENTS


ARTICLE I.
         DEFINITIONS..............................................................................................1
         Section 1.1.      Definitions............................................................................1

ARTICLE II.
         CLASS A-1 NOTE PURCHASES AND SALES.......................................................................1
         Section 2.1.      Facility...............................................................................1
         Section 2.2.      Repurchases............................................................................3
         Section 2.3.      Repurchases at other than the end of an Interest Period................................3
         Section 2.4.      Establishment of Interest Rates and Periods............................................4

ARTICLE III.
         LETTERS OF CREDIT........................................................................................4
         Section 3.1.      Assumption and Issuance of Letters of Credit...........................................4
         Section 3.2.      Terms of Letters of Credit.............................................................6
         Section 3.3.      Lender's Participation.................................................................6
         Section 3.4.      Request for Issuance...................................................................7
         Section 3.5.      Payment of Amounts Drawn Under Letters of Credit.......................................7
         Section 3.6.      Payment by Lenders; Defaulting Lenders.................................................7
         Section 3.7.      Nature of Issuing Lender's Duties......................................................8
         Section 3.8.      Obligations Absolute...................................................................9
         Section 3.9.      Collateralization.....................................................................10
         Section 3.10.     Amendments to Letter of Credit........................................................11
         Section 3.11.     The Register..........................................................................12
         Section 3.12.     Commitment Reductions.................................................................12
         Section 3.13.     Indemnification of Issuing Lenders....................................................13

ARTICLE IV
         INTEREST, FEES, EXPENSES AND PAYMENTS...................................................................13
         Section 4.1.      Payment of Interest...................................................................13
         Section 4.2.      Reimbursement of Expenses; Other Fees.................................................13
         Section 4.3.      Fees in Respect of Letters of Credit..................................................13
         Section 4.4.      Unused Line Fee.......................................................................14
         Section 4.5.      Indemnification in Certain Events.....................................................14
         Section 4.6.      Calculations..........................................................................16
         Section 4.7.      Taxes.................................................................................16
         Section 4.8       Sharing of Payments...................................................................21

ARTICLE V.
         CONDITIONS PRECEDENT....................................................................................21

         Section 5.1.      Conditions to Effective Date, Initial Issuance of Letters of Credit
                           and Obligation to Purchase Class A-1 Notes............................................21
         Section 5.2.      Conditions to Each Letter of Credit...................................................24

ARTICLE VI.
         REPRESENTATIONS AND WARRANTIES..........................................................................25
         Section 6.1.      Corporate Status......................................................................25
         Section 6.2.      Corporate Power and Authority.........................................................25
         Section 6.3.      No Violation..........................................................................25
         Section 6.4.      Litigation............................................................................26
         Section 6.5.      Governmental Approvals................................................................26
         Section 6.6.      Investment Company Act................................................................26
         Section 6.7.      Public Utility Holding Company Act....................................................26
         Section 6.8.      True and Complete Disclosure..........................................................26
         Section 6.9       Financial Condition; Financial Statements.............................................27
         Section 6.10.     Business Names........................................................................27
         Section 6.11.     Tax Returns and Payments..............................................................28
         Section 6.12.     Compliance with ERISA.................................................................28
         Section 6.13      Compliance with Statutes, etc.........................................................28
         Section 6.14.     Performance of Agreements.............................................................28
         Section 6.15      Margin Regulations....................................................................28
         Section 6.16      Class A-1 Notes.......................................................................28

ARTICLE VII.
         AFFIRMATIVE COVENANTS...................................................................................29
         Section 7.1.      Financial Information.................................................................29
         Section 7.2.      Corporate Franchises..................................................................30
         Section 7.3       Compliance with Statutes, etc.........................................................31
         Section 7.4       Maintenance of Properties;............................................................31
         Section 7.5       Taxes.................................................................................31
         Section 7.6       Notices in case of Default............................................................31
         Section 7.7       Loss of Perfection Event..............................................................31

ARTICLE VIII.
         NEGATIVE COVENANTS......................................................................................32
         Section 8.1.      Consolidation, Merger, Sale of Assets, etc............................................32
         Section 8.2.      Exercise of Remedies..................................................................32

ARTICLE IX.
         EVENTS OF DEFAULT AND REMEDIES..........................................................................32
         Section 9.1. Events of Default..........................................................................32


                                      -ii-

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
ARTICLE X.
         THE AGENTS..............................................................................................34
         Section 10.1.  Appointment of the A.gents...............................................................34
         Section 10.2.  Resignation of the Agents................................................................38
         Section 10.3.  Obligations Several......................................................................38

ARTICLE XI.
         MISCELLANEOUS...........................................................................................39
         Section 11.1. Submission to Jurisdiction; Waiver........................................................39
         Section 11.2. Jury Trial................................................................................40
         Section 11.3  Governing Law.............................................................................40
         Section 11.4. Delays; Partial Exercise of Remedies......................................................40
         Section 11.5. Notices...................................................................................40
         Section 11.6. Benefit of Agreement......................................................................40
         Section 11.7. Confidentiality...........................................................................43
         Section 11.8. Indemnification...........................................................................44
         Section 11.9. Headings Descriptive......................................................................45
         Section 11.10. Amendment or Waiver......................................................................45
         Section 11.11. Nonliability of Placement Agent, the Administrative Agent and
                        Financing Parties........................................................................46
         Section 11.12. Counterparts.............................................................................46
         Section 11.13. Effectiveness............................................................................46
         Section 11.14. Maximum Rate.............................................................................46
         Section 11.15. Right of Setoff..........................................................................47
         Section 11.16  Extension of Facility....................................................................47
         Section 11.17  Inspection of Inventory..................................................................48


         SCHEDULES AND EXHIBITS
         ----------------------

         Schedule I                 Listing of Commitments and Financing Parties
         Schedule II                Listing of Assumed Letters of Credit
         Schedule III               Listing of TBT Lease Agreements
         Schedule IV                Affiliates of LTV Steel



         EXHIBITS
         --------

         Exhibit A                  Form of Letter of Credit Request
         Exhibit B                  Form of Opinion from Counsel to LTV Steel
         Exhibit C                  Form of Opinion from Counsel to the Note Purchasers and Lenders
         Exhibit D                  Form of Secretary's Certificate
         Exhibit E                  Form of Assignment and Assumption Agreement
         Exhibit F                  Form of Confidentiality Agreement



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



         THIS NOTE PURCHASE AND LETTER OF CREDIT AGREEMENT is entered into as of February 26, 1998, among LTV Steel Company, Inc., a New Jersey corporation, as a party and as agent (in such capacities, "LTV Steel") for its Affiliates indicated on Schedule IV hereto (LTV Steel and such Affiliates herein, the "Members"), each of those financial institutions listed from time to time on
Schedule I hereto (each a "Note Purchaser" or a "Lender" or a "Financing Party" as the context requires and collectively the "Note Purchasers" or the "Lenders" or the "Financing Parties"), Chase Securities Inc. ("CSI"), acting as Placement Agent (the "Placement Agent"), The Chase Manhattan Bank, acting as Administrative Agent (the "Administrative Agent") in the manner and to the extent described in Article X hereof and The Chase Manhattan Bank acting as Collateral Agent (the "Collateral Agent") under the Trust Agreement, as defined below.

                                   WITNESSETH:

         WHEREAS, LTV Steel, in its own capacity or as agent on behalf of the other Members which are from time to time Sellers pursuant to the Contribution and Sale Agreement, from time to time may desire to sell or purchase Class A-1 Notes to or from the Note Purchasers;

         WHEREAS, LTV Steel has requested the Lenders to provide certain letters of credit on behalf of itself and the other Members and, in certain cases, its other Affiliates;

         WHEREAS, subject to the terms of conditions of this Agreement, the Note Purchasers and the Lenders are willing to provide such facilities hereunder;

         NOW, THEREFORE, the parties hereto hereby agree as follows:


                                   ARTICLE I.
                                   DEFINITIONS

         Section 1.1. DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to such terms in Annex X attached hereto, which is incorporated by reference herein.

                                   ARTICLE II.
                       CLASS A-1 NOTE PURCHASES AND SALES

         Section 2.1. FACILITY. (a) From time to time LTV Steel and the other Members may own Class A-1 Notes which LTV Steel wishes to sell to the Note Purchasers, subject to a right to repurchase such Class A-1 Notes from the Note Purchasers as provided in SECTION 2.2. Subject to the terms and conditions of this Agreement, each Note Purchaser agrees to purchase from LTV Steel (without recourse except as expressly contemplated hereby) its Pro Rata Portion of Class A-1 Notes that LTV Steel may request be purchased by the Note Purchasers. The obligation of the Note Purchasers to purchase such Class A-1 Notes is subject to the following conditions:

                  On the Note Purchase Date:

                           (i) there shall not be in existence a Trust Agreement Event of Default;

                           (ii) the representations and warranties of LTV Steel and its Affiliates contained in this Agreement and each other Transaction Document are true and correct in all material respects on and as of such date as though made on such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date);

                           (iii)    the Amortization Date shall not have
                                    occurred;

                           (iv) there shall not be in existence a Note Purchase Agreement Event of Default;

                           (v) the purchase price for each such Class A-1 Note to be purchased shall be equal to the principal amount thereof (individually the "Note Purchase Price"; and in the aggregate, the "Aggregate Note Purchase Price");

                           (vi) no Financing Party shall be required to purchase Class A-1 Notes in a principal amount in excess of its Pro Rata Portion of the Class A-1 Notes being sold under this Section nor at any time shall a Financing Party be required to purchase Class A-1 Notes if such purchase would cause the sum of the aggregate outstanding principal amount of Class A-1 Notes owned by it plus its Pro Rata Portion of the Letter of Credit Usage to exceed its Commitment;

                           (vii) the Class A-1 Notes to be purchased shall not be Term Notes and the Note Purchase Date specified shall be the first day of an Interest Period with respect to each Class A-1 Note to be purchased on such date;

                           (viii) as indicated on the most recent Sales and Valuation Report, the Company shall be in compliance with the Note Collateral Value Requirement; and

                            (ix) no change or development shall have occurred since the Effective Date which has in any case, has had or is reasonably expected to have a Material Adverse Collateral Effect, and shall be continuing.



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



                  (b) LTV Steel may utilize the Note Purchase Facility by providing a written notice ("Note Purchase Notice") to the Placement Agent on or before 12:00 Noon (New York City time) on any Business Day as to the principal amount of Class A-1 Notes to be purchased and the date on which such Notes are to be purchased (the "Note Purchase Date"), which shall be a Business Day not sooner than the third Business Day next following the date of delivery of the related Note Purchase Notice, except that in the case of Class A-1 Notes to be purchased which shall bear interest at an ABR Interest Rate, such Note Purchase Notice may be delivered on the Business Day immediately preceding the Business Day on which such Notes are to be purchased. By 11:00 A.M. (New York City time) on the Note Purchase Date each Note Purchaser shall deliver to the Placement Agent its Pro Rata Portion of the Aggregate Note Purchase Price in immediately available funds for redelivery by the Placement Agent to LTV Steel by 12:00 Noon (New York City time) on the Note Purchase Date.

                  Delivery of the Class A-1 Notes to the Note Purchasers may be made by notation in the Note Register by the Note Registrar of the respective ownership of such Class A-1 Notes by each Note Purchaser.

         Section 2.2. REPURCHASES. (a) From time to time LTV Steel may repurchase Class A-1 Notes from the Note Purchasers. Subject to the terms and conditions of this Agreement, each Note Purchaser agrees to sell to LTV Steel its Pro Rata Portion of Class A-1 Notes that LTV Steel may request to repurchase from the Note Purchasers. The obligation of the Note Purchasers to sell such Class A-1 Notes to LTV Steel is subject to the condition that on the Note Repurchase Date LTV Steel shall have paid an amount equal to the principal amount of such Notes to be repurchased plus any other amounts due under SECTION
2.3 of this Agreement in payment therefor (the "Note Repurchase Price") for such repurchased Class A-1 Notes.

                  (b) LTV Steel may repurchase Class A-1 Notes from the Note Purchasers by providing a written notice ("Note Repurchase Notice") to the Placement Agent on or before 12:00 Noon (New York City time) on any Business Day as to the principal amount of Class A-1 Notes to be repurchased and the date on which such Notes are to be repurchased (the "Note Repurchase Date"), which shall be a Business Day not sooner than the third Business Day next following the date of delivery of the related Note Repurchase Notice. LTV Steel shall deliver the aggregate Note Repurchase Price to the Placement Agent by 11:00 A.M. (New York City time) on the Note Repurchase Date for redelivery to the respective Note Purchasers selling such Notes to LTV Steel.

         Section 2.3. REPURCHASES AT OTHER THAN THE END OF AN INTEREST PERIOD. LTV Steel agrees that if the Note Repurchase Date of any Note bearing interest at a LIBOR based Interest Rate does not correspond with the last day of the Interest Period applicable thereto, the Note Repurchase Price with respect to each such Note will include the following amounts:

                           a. accrued and unpaid interest on such Note through the Note Repurchase Date; and

                           b. a breakage fee ("Breakage Fee") which shall be the actual losses, costs and damages incurred by the Note Purchasers as a result of the repurchase occurring prior to the last day of the Interest Period for such Notes, but will not include any lost "profits" including interest rate margin for the period after the Notes are repurchased. A certificate of the Placement Agent setting forth any amount or amounts that the Note Purchasers are entitled to receive pursuant to this Section shall be delivered to LTV Steel and shall be conclusive absent manifest error.

         Section 2.4. ESTABLISHMENT OF INTEREST RATES AND PERIODS. The Financing Parties hereby appoint LTV Steel as their agent for the purposes of the establishment of any Interest Rate Period or Interest Rate on any Class A-1 Note as to which the Financing Parties (or the Placement Agent or the Administrative Agent on their behalf) are the Holders (including as pledgees) of such Notes. The Financing Parties agree that LTV Steel may provide all notices to the Issuer with respect thereto and, subject to the provisions hereof, establish any Interest Rate Period or Interest Rate on such Notes as LTV Steel may select.

                  Delivery of the Class A-1 Notes to LTV Steel may be made by notation in the Note Registrar by the Collateral Agent of such transfers from the Note Purchasers to LTV Steel.



                                  ARTICLE III.
                                LETTERS OF CREDIT

         Section 3.1. ASSUMPTION AND ISSUANCE OF LETTERS OF CREDIT.

                  (a) ASSUMED LETTERS OF CREDIT. As of the Effective Date, each of the Assumed Letters of Credit, descriptions of which are set forth on Schedule II hereto, shall be deemed to be a Letter of Credit issued hereunder by one or more of the Issuing Lenders for the account of LTV Steel or its Affiliate for whose account the Assumed Letter of Credit was originally issued and shall be subject to all of the terms and provisions of this Agreement.

                  (b) ISSUANCE OF LETTERS OF CREDIT. LTV Steel may request, in accordance with the provisions of this SECTION 3.1(B), from time to time during the period from the Effective Date to but excluding the date which is five Business Days prior to the Expiration Date applicable to the Commitment of the relevant Issuing Lender, that one or more Issuing Lenders issue a Letter of Credit (x) in replacement (through exchange or issuance of a backing Letter of Credit) of any Assumed Letter of Credit or any Letter of Credit previously issued in replacement thereof, for the account of LTV Steel or one of its Affiliates, so long as (A) such Letter of Credit shall be issued to support the same obligations as the Assumed Letter of Credit (or Letter of Credit previously issued in replacement thereof) being replaced and (B) the requested Letter of Credit may not have a Stated Amount greater than the current Stated Amount of the Assumed Letter of Credit (or Letter of Credit previously issued in replacement thereof) which is being replaced or a scheduled amortization which extends the date for, or reduces the amount of, any scheduled reduction in the Stated Amount of the Assumed Letter of Credit (or Letter of Credit previously issued in replacement thereof) being replaced or (y) in support of obligations, other than obligations described in clause (x) above, of LTV Steel or its Affiliates incurred in the ordinary course of their respective businesses, or otherwise satisfactory to the Administrative Agent and such Issuing Lender. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of LTV Steel set forth herein, upon the request of LTV Steel pursuant to SECTION 3.4, one or more Issuing Lenders selected by LTV Steel shall issue Letters of Credit hereunder and for the account of LTV Steel or one of its Affiliates, as more specifically described below. No Issuing Lender shall be obligated to issue any Letter of Credit for the account of LTV Steel or one of its Affiliates:

                           (i) if, after giving effect to such issuance, the
                  aggregate of Letter of Credit Usage together with the aggregate principal amount of Class A-1 Notes then held by the Note Purchasers under Article II of this Agreement would exceed the Aggregate Commitment Amount then in effect;

                           (ii) if, after giving effect to such issuance, the
                  sum of (i) such Financing Party's Pro Rata Portion of the aggregate Letter of Credit Usage and (ii) the aggregate principal amount of Class A-1 Notes held by such Financing Party as a Note Purchaser would exceed such Financing Party's Commitment;

                           (iii) if, after giving effect to such issuance, the
                  Letter of Credit Usage in respect of Letters of Credit assumed under SECTION 3.1(a) or issued under SECTION 3.1(b)(x) in respect of obligations relating to TBT Lease Agreements (the "TBT Letters of Credit") would exceed the aggregate Letter of Credit Usage in respect of all such Letters of Credit on the Effective Date;

                           (iv) unless otherwise agreed to by the relevant
                  Financing Party in its capacity as an Issuing Lender, having a stated expiration date later than the date which is five Business Days prior to the Expiration Date applicable to the Commitment of such Financing Party;

                           (v) denominated in a currency other than Dollars;

                           (vi) if any order, judgment or decree of any
                  Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Lender from issuing such Letter of Credit or any Requirement of Law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Lender shall prohibit, or request such Issuing Lender to refrain from, the issuance of letters of credit generally or such Letter of Credit in particular;

                           (vii) if such Issuing Lender shall have received
                  written notice from the Administrative Agent or the Required Financing Parties that any applicable condition set forth in SECTIONS 5.1 and 5.2 is not then satisfied;

                           (viii) if the requirement of SECTION 3.9 of this
                  Agreement is not then satisfied;

                           (ix) if the Amortization Date shall have occurred;

                           (x) if, as indicated on the most recent Sales and
                  Valuation Report, the Company is not in compliance with the Note Collateral Value Requirement; or

                           (xi) if after giving effect to such issuance, the
                  aggregate Letter of Credit Usage would exceed the aggregate Letter of Credit Limit of all Financing Parties.

         Section 3.2. TERMS OF LETTERS OF CREDIT. The Letters of Credit shall be in a form customarily issued by the respective Issuing Lender or in such other form as has been approved by such Issuing Lender. At the time of issuance, the amount and the terms and conditions of each Letter of Credit, and the form of any drafts or acceptances thereunder, shall be subject to approval by the Agent and LTV Steel. In no event may the term of any Letters of Credit issued hereunder exceed 12 months (except that such Letters of Credit may provide for annual renewal) and, unless otherwise agreed to by the relevant Financing Party in its capacity as Issuing Lender, all Letters of Credit issued by any Issuing Lender hereunder shall expire no later than the date which is five Business Days prior to the Expiration Date applicable to the Commitment of such Financing Party. Any Letter of Credit containing an automatic renewal provision shall, unless otherwise agreed to by the relevant Financing Party in its capacity as Issuing Lender, also contain a provision pursuant to which, notwithstanding any other provisions thereof, it shall expire no later than the date that is five Business Days prior to the Expiration Date applicable to the Commitment of such Financing Party.

         Section 3.3. LENDER'S PARTICIPATION. Immediately upon the issuance or assumption by any Issuing Lender of any Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from such Issuing Lender, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Pro Rata Portion of the liability with respect to such Letter of Credit (including, without limitation, all obligations of LTV

Steel with respect thereto, other than amounts owing to such Issuing Lender consisting of Fronting Fees or LC Administration Fees) and any security therefor or guaranty pertaining thereto.

         Section 3.4. REQUEST FOR ISSUANCE. Whenever LTV Steel desires the issuance of a Letter of Credit, LTV Steel shall deliver to the Administrative Agent and the respective Issuing Lenders a written notice no later than 1:00 P.M. (New York City time) at least three Business Days (or such shorter periods as may be agreed to by such Issuing Lenders) in advance of the proposed date of issuance of a letter of credit request in substantially the form of Exhibit A (a "Letter of Credit Request"). The Administrative Agent shall promptly transmit copies of each Letter of Credit Request to each Lender. The transmittal by LTV Steel of each Letter of Credit Request shall be deemed to be a representation and warranty that the Letter of Credit may be issued in accordance with and will not violate any of the requirements of SECTION 3.1 or SECTION 5.2. A Letter of Credit Request may be given in writing or electronically with prompt confirmation in writing.

         Section 3.5. PAYMENT OF AMOUNTS DRAWN UNDER LETTERS OF CREDIT. In the event of any request for drawing under any Letter of Credit by the beneficiary thereof, the respective Issuing Lender shall notify the Administrative Agent, which shall notify LTV Steel of such request, not later than 11:00 A.M. (New York City time) on the Business Day immediately prior to the date on which such Issuing Lender intends to honor such drawing. LTV Steel shall reimburse such Issuing Lender not later than the close of business (New York City time) on the day on which such drawing is honored in an amount in same day funds equal to the amount of such drawing. If for any reason, reimbursement is not received by such Issuing Lender on such date in an amount equal to the amount of such drawing, LTV Steel shall be obligated to and shall reimburse such Issuing Lender, on the Business Day immediately following the date of such drawing, in an amount in same day funds equal to the amount of such drawing plus accrued interest on such amount at the rate set forth in SECTION 4.1.

         Section 3.6. PAYMENT BY LENDERS; DEFAULTING LENDERS. (a) In the event that LTV Steel does not reimburse an Issuing Lender for the amount of any drawing pursuant to SECTION 3.5, the Administrative Agent shall promptly notify each Lender of the unreimbursed amount and of such Lender's participation therein based on such Lender's Pro Rata Portion thereof. Each Lender shall make available to such Issuing Lender an amount equal to its respective participation in same day funds, at the office of such Issuing Lender specified in such notice, not later than 1:00 P.M. (New York City time) on the Business Day after the date notified by the Administrative Agent. In the event that any Lender fails to make available to such Issuing Lender the amount of such Lender's participation in such Letters of Credit as provided in this SECTION 3.6(a), such Issuing Lender shall be entitled to recover such amount on demand from such Lender, together with interest at the Federal Funds Rate.

                  (b) The Administrative Agent or the respective Issuing Lender, as the case may be, shall distribute to each Lender which has paid all amounts payable by it under SECTION 3.6(a) with respect to any Letter of Credit such Lender's Pro Rata Portion of all payments subsequently received by the Administrative Agent or the Issuing Lender, as the case may be, from LTV Steel or from the realization on the Class A-1 Notes pledged to secure LTV Steel's reimbursement obligation in reimbursement of drawings honored under such Letters of Credit or from the Guaranty when such amounts are received.

                  (c) Notwithstanding anything contained in this Agreement to the contrary, so long as any Lender shall be in default in its obligation to fund its Pro Rata Portion of any unreimbursed drawing under a Letter of Credit or shall have rejected or disavowed its Commitment as a Financing Party (each such Lender, a "Defaulting Lender"), then such Defaulting Lender shall not be entitled to receive any Reimbursement Payments or any Unused Line Fee or any interest on unreimbursed drawings or its participation in any drawing or its share of any Fees payable hereunder, and shall not be entitled to share in payments pursuant to SECTION 4.8, and for purpose of voting or consenting to matters with respect to the Transaction Documents, such Defaulting Lender shall be deemed not to be a "Lender" or "Financing Party" hereunder and such Financing Party's Commitment shall be deemed to be zero, unless and until (i) all Commitments have been terminated and all Obligations payable to Financing Parties which are not Defaulting Lenders have been fully paid, (ii) such failure to fulfill its obligation to fund is cured and such Defaulting Lender shall have paid, as and to the extent provided in this SECTION 3.6, to the applicable party, if any, interest on the amount of funds that such Defaulting Lender failed to timely fund and such Defaulting Lender shall no longer reject or disavow its Commitment as a Financing Party or (iii) the Obligations shall have been declared or shall have become immediately due and payable. No Commitment of any Financing Party shall be increased or otherwise affected by any such failure or rejection or disavowment by any Defaulting Lender. Nothing herein shall be deemed to relieve any Financing Party from its duty to fulfill its Commitment and other obligations hereunder or to prejudice any rights which LTV Steel or any of its Affiliates or any Issuing Lender may have against any Financing Party as a result of any default by such Financing Party hereunder. Any reimbursement payments or interest payments which would, but for this paragraph, be paid to any Lender, shall be paid to the Lenders who are not Defaulting Lenders, for application to the unreimbursed drawings or to provide cash collateral in such manner and order as shall be determined by the Administrative Agent. The provisions of this clause (c) are intended merely to bind Lenders and, except as provided in the second preceding sentence, are not intended to benefit LTV Steel or any of its Affiliates, do not grant LTV Steel or any of its Affiliates any rights and may be waived by the Administrative Agent and the Required Financing Parties without the consent of LTV Steel or any of its Affiliates.

         Section 3.7. NATURE OF ISSUING LENDER'S DUTIES. In determining whether to pay under any Letter of Credit, each Issuing Lender shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit. As between LTV Steel, any Issuing Lender and each other Lender, LTV Steel assumes all risks of the acts and omission of, or misuse of the Letter of Credit issued by each Issuing Lender by, the beneficiaries of such Letter of Credit. In furtherance and not in limitation of the foregoing, no Issuing Lender nor any of the other Lenders shall be responsible (i) for the form, validity, sufficiency, accuracy, genuineness or legal effects of any document submitted by any party in connection with the application for and issuance of or any drawing honored under such Letter of Credit even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign such Letter of Credit, or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, (iii) for failure of the beneficiary of such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit, (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, telecopy or otherwise, whether or not they be in cipher, (v) for errors in interpretation of technical terms, (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit, or of the proceeds thereof, (vii) for the misapplication by the beneficiary of such Letter of Credit of the proceeds of any drawing honored under such Letter of Credit and (viii) for any consequences arising from actions or omissions taken or omitted in good faith or from causes beyond the control of such Issuing Lender or the other Lenders; PROVIDED, HOWEVER, that nothing in this sentence shall relieve any Issuing Lender of liability for its own gross negligence or willful misconduct.

         Section 3.8. OBLIGATIONS ABSOLUTE. The obligation of LTV Steel to reimburse an Issuing Lender for drawings honored under a Letter of Credit issued by it, and the obligations of the Lenders under SECTION 3.6, shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including, without limitation, the following circumstances:

                           (i) any lack of validity or enforceability of any
                  Letters of Credit;

                           (ii) the existence of any claim, set-off, defense or
                  other right which LTV Steel or any of its Affiliates may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such beneficiary or transferee may be acting), such Issuing Lender, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction; provided that nothing herein shall prevent the assertion of any such claim, set-off, defense or other right by separate suit or compulsory counterclaims;

                           (iii) any draft, demand, certificate or any other
                  documents presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (iv) the surrender or impairment of any security for
                  the performance or observance of any of the terms of any of the Transaction Documents;

                           (v) payment by such Issuing Lender under any Letters
                  of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letters of Credit;

                           (vi) failure of any drawing under a Letter of Credit
                  or any non-application or misapplication by the beneficiary of the proceeds of any drawing;

                           (vii) the fact that a Note Purchase Agreement Default
                  or Note Purchase Agreement Event of Default shall have occurred and be continuing; or

                           (viii) any adverse change in the business,
                  operations, properties, assets, condition (financial or otherwise) or prospects of LTV Steel or any of its Affiliates;

provided, however, that LTV Steel shall have no obligation to reimburse an Issuing Lender and the Lenders shall have no obligation under SECTION 3.6, in the event of such Issuing Lender's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms of such Letter of Credit or with respect to any other express obligation such Issuing Lender may have under this Agreement in making any payment pursuant to any Letter of Credit.

         Section 3.9. COLLATERALIZATION. (a) To secure the obligations of LTV Steel to the Issuing Lenders for reimbursement of drawings under the Letters of Credit, interest due thereon and to the Issuing Lenders and the Lenders for the payment of fees under SECTION 4.3 of this Agreement, LTV Steel grants to the Collateral Agent on behalf of the Issuing Lenders and Lenders a first priority security interest in a principal amount of Class A-1 Notes bearing interest at the Pledge Rate equal to or in excess of the Stated Amount of such Letter of Credit and shall cause the Collateral Agent to make appropriate notation in the Note Register to reflect the interest of the Issuing Lenders and the Lenders with respect to such Class A-1 Notes. At any time that any reimbursement obligations of LTV Steel with respect to a Letter of Credit are due but unpaid, all amounts payable on such pledged Class A-1 Notes shall be payable to the Collateral Agent on behalf of the Issuing Lenders and Lenders as a Reimbursement Payment. The Collateral Agent shall release from such lien Notes or Note Portions as and to the extent the Stated Amount of any Letter of Credit is reduced or any Letter of Credit is terminated. During the period that such Class A-1 Notes are so pledged to Issuing Lenders, LTV Steel hereby grants to such Issuing Lenders the right to vote such Class A-1 Notes for all purposes under the Trust Agreement.

                  (b) LTV Steel shall take all actions necessary to obtain and maintain, for the benefit of the Collateral Agent on behalf of the Issuing Lenders and Lenders, a first lien on and a first priority, perfected security interest in such pledged Class A-1 Notes. LTV Steel will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable under Articles 8 and 9 of the Uniform Commercial Code as in effect in all relevant jurisdictions to:

                           (i) grant more effectively the Lien contemplated
                  herein on all or any portion of the pledged Class A-1 Notes;

                           (ii) maintain or preserve the lien and security
                  interest (and the priority thereof) created by this Agreement or carry out more effectively the purposes hereof;

                           (iii) perfect, publish notice of or protect the
                  validity of any pledge made or to be made by this Agreement;

                           (iv) enforce any of the pledged Class A-1 Notes; and

                           (v) preserve and defend the rights of the Collateral
                  Agent and the Issuing Lenders or Lenders in such pledged Class A-1 Notes against the claims of all persons and parties.

LTV Steel hereby designates the Collateral Agent its agent and attorney-in-fact to execute all financing statements, continuation statements or other instruments required to be executed pursuant to this Section.

                  (c) LTV Steel represents and warrants to the Collateral Agent, the Issuing Lenders and the Lenders that (i) all action necessary to create, protect and perfect the Collateral Agent's security interest in such pledged Class A-1 Notes, as contemplated by this Agreement, has been duly and effectively taken (or will be taken within ten days of the Effective Date), and (ii) all action necessary or desirable (including, without limitation, the filing of appropriately completed UCC financing statements in each appropriate office in each applicable jurisdiction) has been duly taken (or will be taken within ten days of the Effective Date) to perfect the liens created by this Agreement to the effect that a valid and continuing perfected security interest has been created in such pledged Class A-1 Notes, in favor of the Collateral Agent for the benefit of the Issuing Lenders and Lenders, prior to all other liens, claims and rights of others.

         Section 3.10. AMENDMENTS TO LETTER OF CREDIT. LTV Steel may request that the Issuing Lender that issued a Letter of Credit enter into one or more amendments of such Letter of Credit by delivering to the Administrative Agent and such Issuing Lender a written notice specifying (i) the Issuing Lender, (ii) the proposed date of the amendment and (iii) the requested amendment. Any Issuing Lender shall be entitled to enter into amendments with respect to Letters of Credit; PROVIDED, HOWEVER, that unless otherwise agreed by the relevant Financing Party in its capacity as Issuing Lender, no such amendment may extend the stated expiration date of any Letter of

Credit issued by such Issuing Lender beyond the date which is five Business Days prior to the Expiration Date applicable to the Commitment of such Financing Party.

         Section 3.11. THE REGISTER. (a) The Administrative Agent shall maintain, at its Notice Address, a register for the recordation of the names and addresses of Financing Parties and the Commitments and Letters of Credit (and participations therein) of each Financing Party from time to time (the "Lender Register"). LTV Steel, the Administrative Agent, the Collateral Agent and the Lenders may treat each Person whose name is recorded in the Lender Register as a Lender hereunder for all purposes of this Agreement and the other Transaction Documents. The Lender Register shall be available for inspection by LTV Steel, the Agent, or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (b) The Administrative Agent shall record in the Lender Register the Commitment and the participations in Letters of Credit from time to time of each Financing Party and reimbursement payment in respect of a Letter of Credit. Any such recordation shall be conclusive and binding on LTV Steel and each Lender, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect the Obligations of LTV Steel.

         Section 3.12. COMMITMENT REDUCTIONS. (a) On the Expiration Date applicable to the Commitment of any Financing Party, the Commitment of such Financing Party shall automatically reduce to zero.

                  (b) On any Business Day, upon two days prior written notice to the Administrative Agent and the Financing Parties, LTV Steel may reduce the Aggregate Commitment Amount hereunder to zero or such other amount as LTV Steel shall specify in such notice, provided that if the Aggregate Commitment Amount is reduced to an amount that is less than the total of the aggregate Letter of Credit Usage at such time together with the principal amount of Class A-1 Notes as to which the Note Purchasers are the Holders, LTV Steel shall deliver such notice at least three Business Days before the proposed effective date of such reduction and shall, first, repurchase such principal amount of Class A-1 Notes as to which the Note Purchasers are the Holders and second, reduce the aggregate Letter of Credit Usage (in which event LTV Steel shall specify in such notice the Letters of Credit whose face amount is to be reduced or are to be terminated in connection therewith; provided that such reduction or termination may be made in accordance with the terms of the applicable Letter of Credit) to the extent necessary such that the Aggregate Commitment Amount, as reduced, shall not be less than the total of the aggregate Letter of Credit Usage plus the principal amount of Class A-1 Notes as to which the Note Purchasers are the Holders, in each case after giving effect to all repurchases of Class A-1 Notes and reductions of the aggregate Letter of Credit Usage to be made in connection with such reduction of the Aggregate Commitment Amount.

                  (c) All reductions to the Aggregate Commitment Amount under this SECTION 3.12 shall reduce the Commitments of the Financing Parties on a PRO RATA basis.

         Section 3.13. INDEMNIFICATION OF ISSUING LENDERS. To the extent any Issuing Lender is not reimbursed and indemnified by LTV Steel, each Lender will reimburse and indemnify such Issuing Lender, with respect to each Letter of Credit issued by it, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever (including all Expenses) which may be imposed on, incurred by or asserted against such Issuing Lender in performing its duties hereunder, in any way relating to or arising out of this Agreement; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements in excess of such Lender's Pro Rata Portion or resulting from such Issuing Lender's gross negligence or willful misconduct.


                                   ARTICLE IV
                      INTEREST, FEES, EXPENSES AND PAYMENTS


         Section 4.1. PAYMENT OF INTEREST. LTV Steel agrees to pay to each Issuing Lender, with respect to drawings made under any Letters of Credit issued by it, interest on the amount paid by such Issuing Lender in respect of each such drawing from the date of such drawing through the date such amount is reimbursed at a rate per annum equal to the ABR (plus 2% from and after the second Business Day following such drawing), as in effect from time to time. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

         Section 4.2. REIMBURSEMENT OF EXPENSES; OTHER FEES. (a) From and after the Effective Date, LTV Steel shall promptly reimburse the Placement Agent and the Administrative Agent for all Expenses of such Agents as the same are incurred and upon receipt of invoices therefor.

                  (b) LTV Steel shall pay to the Placement Agent and the Administrative Agent such fees and other amounts as may be agreed among LTV Steel and such Agents from time to time.

         Section 4.3. FEES IN RESPECT OF LETTERS OF CREDIT. (a) Subject to the provisions of SECTION 4.3(b), LTV Steel agrees to pay to the Administrative Agent for distribution to each of the Lenders (other than a Defaulting Lender for so long as such Lender is a Defaulting Lender) a fee in respect of each Letter of Credit issued hereunder (the "Letter of Credit Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate per annum equal to the Utilized Portion Rate on such Lender's Pro Rata Portion of the daily average Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees in respect of Letters of Credit shall be due and payable quarterly in arrears on the second Business Day following the last Business Day of each March, June, September and

December, and upon the Expiration Date applicable to the Commitment of the relevant Financing Party, or if earlier, the first day on or after the termination of the Aggregate Commitment Amount upon which no Letters of Credit remain outstanding.

                  (b) Letter of Credit Fees shall be, as of the date a Note Purchase Agreement Event of Default occurs and at all times thereafter until the earlier of the date upon which (x) all Obligations have been paid and satisfied in full and all Letters of Credit have been terminated and (y) such Note Purchase Agreement Event of Default shall have been cured or waived in accordance with this Agreement, payable at a rate per annum equal to the rate at which the Letter of Credit Fees are charged pursuant to clause (a) above plus 2%.

                  (c) LTV Steel agrees to pay to each Issuing Lender, for its own account, a fronting fee in respect of each Letter of Credit issued by it hereunder (the "Fronting Fee") for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate equal to 0.125% per annum on the daily average Stated Amount of such Letter of Credit. Accrued Fronting Fees shall be due and payable quarterly in arrears on the date which is the second Business Day following the last Business Day of each March, June, September and December, and upon the Expiration Date applicable to the Commitment of the relevant Financing Party, or if earlier, the first day on or after the termination of the Aggregate Commitment Amount upon which no Letter of Credit remains outstanding.

                  (d) LTV Steel shall pay, upon each drawing under, issuance of, or amendment to, any Letter of Credit, such amount as shall at the time of such event be identified to LTV Steel as the administrative charge which the respective Issuing Lender is generally imposing in connection with such occurrence with respect to letters of credit (the "LC Administration Fees").

         Section 4.4. UNUSED LINE FEE. LTV Steel shall pay to the Administrative Agent for the benefit of each of the Financing Parties (other than a Defaulting Lender for so long as such Financing Party is a Defaulting Lender) a non-refundable fee (the "Unused Line Fee") equal to the Unused Line Fee Rate on the Unused Portion of such Financing Party's Commitment (such "Unused Portion" to refer to the excess, if any, of such Financing Party's Commitment over the sum of the Pro Rata Portion of such Financing Party of (i) the aggregate Letter of Credit Usage plus (ii) the aggregate principal amount of Notes as to which the Note Purchasers are Holders at such time), which fee shall (i) accrue from the Effective Date until the Expiration Date applicable to the Commitment of such Financing Party (or such earlier date as the Aggregate Commitment Amount is terminated) and (ii) be due and payable quarterly in arrears on the second Business Day following the last Business Day of March, June, September and December, and on the Expiration Date applicable to such Financing Party's Commitment (or such earlier date as the Aggregate Commitment Amount is terminated).

         Section 4.5. INDEMNIFICATION IN CERTAIN EVENTS. (a) If after the Effective Date, either (i) any change in or in the interpretation of any law or regulation is introduced, including, without limitation, with respect to reserve requirements, applicable to the Placement Agent, the Administrative Agent, any Financing Party (whether in its capacity as Note Purchaser, Issuing Lender or Lender) (or, in the case of a Financing Party which is not a banking institution, any affiliate of such Financing Party funding such Financing Party (a "Funding Affiliate") (each an "Article IV Party")), (ii) any Article IV Party complies with any future guideline or request from any central bank or other Governmental Authority or (iii) any Article IV Party reasonably determines that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof after the Effective Date has or would have the effect described below, or an Article IV Party complies with any future request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, and in the case of any event set forth in this clause (iii), such adoption, change or compliance has or would have the direct or indirect effect of reducing the rate of return on such Article IV Party's capital as a consequence of its obligations hereunder to a level below that which such
Article IV Party could have achieved but for such adoption, change or compliance (taking into consideration such Article IV Party's policies with respect to capital adequacy) by an amount deemed by such Article IV Party to be material, and any of the foregoing events described in clauses (i), (ii) or (iii) increases the cost to an Article IV Party for (a) funding or maintaining its Commitment or (b) purchasing or maintaining any participation therein, or reduces the amount receivable in respect thereof by such Article IV Party, then LTV Steel shall within 10 days after demand by the respective Agent pay such
Article IV Party additional amounts sufficient to indemnify such Article IV Party on an after-tax basis against such increase in cost or reduction in amounts receivable allocable to such Article IV Party's funding or maintaining its Commitment or issuing, making or maintaining any Letter of Credit or purchasing or maintaining any participation therein. A certificate as to the amount of such increased cost and setting forth in reasonable detail the calculation thereof shall be submitted to LTV Steel by an Article IV Party and shall be conclusive absent manifest error.

                  (b) Each Article IV Party will notify LTV Steel and the Placement Agent or the Agent (or the Placement Agent or the Administrative Agent shall notify LTV Steel) of any event occurring after the Effective Date which will entitle such party to payment pursuant to SECTION 4.5(a) as promptly as practicable after it obtains knowledge thereof, specifying the event giving rise to such claim and setting out in reasonable detail an estimate of the basis and computation of such claim. Upon receipt of such notice, LTV Steel shall compensate such Article IV Party in accordance with SECTION 4.5(a) from the date such costs are incurred (including, without limitation, where such costs are retroactively applied).

                  (c) Each Article IV Party agrees that upon the occurrence of any event giving rise to the operation of this SECTION 4.5 with respect to such party, it will, if requested by

         LTV Steel, use reasonable efforts (subject to overall policy considerations of such party) to designate another lending office of such Article IV Party, PROVIDED that such designation is made on such terms that such party and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of this Section. Nothing in this clause (c) shall affect or postpone any of the obligations of LTV Steel or the rights of any Article IV Party provided in this SECTION 4.5.

                  (d) Notwithstanding the above or SECTION 11.8, SECTION 4.7 hereof shall govern all indemnifications with respect to events affecting taxes and interest and penalties related thereto.

         Section 4.6. CALCULATIONS. All calculations of (i) interest hereunder and (ii) Fees, including, without limitation, Unused Line Fees, Letter of Credit Fees and Fronting Fees, shall be made by the Administrative Agent on the basis of a year of 360 days, or, if such computation would cause the interest and fees chargeable hereunder to exceed the Highest Lawful Rate, 365/366 days, in each case for the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate or payment hereunder shall be conclusive and binding for all purposes, absent manifest error.

         Section 4.7. TAXES. (i) Any and all payments by LTV Steel hereunder and under the other Transaction Documents which are made to or for the benefit of any Financing Party (whether in its capacity as Note Purchaser, Lender or Issuing Lender), the Placement Agent or the Administrative Agent (each a "SECTION 4.7 Party") shall be made, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings and penalties, interests and all other liabilities with respect thereto imposed by any jurisdiction from or through which payments originate or are made ("Taxes"), excluding, (a) in the case of each such party, taxes imposed on its net income or net profits (including, without limitation, any taxes imposed on branch profits) and franchise or similar taxes imposed on it by the jurisdiction under the laws of which it is organized or in which its principal executive office is located or, in each case, any political subdivision thereof,
(b) in the case of each SECTION 4.7 Party, taxes imposed on its net income or net profits (including, without limitation, any taxes imposed on branch profits), and franchise or similar taxes imposed on it, by the jurisdiction of such Person's applicable lending office or any political subdivision thereof,
(c) in the case of each SECTION 4.7 Party any Taxes that are in effect and that would apply to a payment to such party, as of the Effective Date, (d) in the case of each Section 4.7 Party, taxes imposed by reason of doing business in the jurisdiction imposing such tax, other than as a result of this Agreement or any Note or any transaction contemplated hereby, and (e) if any Person acquires any interest in this Agreement or any Obligations pursuant to the provisions hereof, or any Financing Party organized in a jurisdiction outside the United States of America (each a "Foreign Financing Party") changes the office in which any purchase of a Note or Letter of Credit is issued, accounted for or booked (any such Person or such Foreign Financing Party in that event being referred to as a "Tax

Transferee"), any Taxes to the extent that they are in effect and would apply to a payment to such Tax Transferee as of the date of the acquisition of such interest or change in office, as the case may be (all such nonexcluded Taxes being hereinafter referred to as "Covered Taxes"). If LTV Steel shall be required by law to deduct any Covered Taxes from or in respect of any sum payable hereunder to or for the benefit of any SECTION 4.7 Party or Tax Transferee (A) the sum payable shall be increased as may be necessary so that after making all required deductions of Covered Taxes (including deductions of Covered Taxes applicable to additional sums payable under this SECTION 4.7) such Financing Party, Tax Transferee, the Placement Agent or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (b) LTV Steel shall make such deductions and (C) LTV Steel shall pay the full amount so deducted to the relevant taxation authority or other authority in accordance with applicable law.

                           (ii) In addition, LTV Steel agrees to pay any present
                  or future stamp, documentary, excise, privilege, or similar levies that arise at any time or from time to time from any payment made under any and all Transaction Documents, or from the execution or delivery by LTV Steel of, or from the filing or recording or maintenance of, or otherwise with respect to the exercise by the SECTION 4.7 Parties of their rights under, any and all Transaction Documents (hereinafter referred to as "Other Taxes").

                           (iii) LTV Steel will indemnify each SECTION 4.7 Party
                  and Tax Transferee for the full amount of Covered Taxes imposed on or with respect to amounts payable hereunder and Other Taxes. Payment of this indemnification shall be made within 30 days from the date such SECTION 4.7 Party or Tax Transferee delivers a certificate to LTV Steel certifying and setting forth in reasonable detail the calculation thereof as to the amount and type of such Taxes provided, however, that the LTV Steel shall not be obligated to make payment to such
                  Section 4.7 Party or Tax Transferee (as the case may be) pursuant to this Section in respect of penalties, interest and other liabilities attributable to any Covered Taxes or Other Taxes, if (i) written demand therefor has not been made by such Section 4.7 Party or Tax Transferee within 60 days from the date on which such Section 4.7 Party or Tax Transferee knew or should have known of the imposition of Covered Taxes or Other Taxes by the relevant taxing or governmental authority, (ii) such penalties, interest and other liabilities have accrued after LTV Steel has indemnified or paid any additional amount pursuant to this Section or (iii) such penalties, interest and other liabilities are attributable to the gross negligence or wilful misconduct of the Section 4.7 Party or Tax Transferee. After the Section 4.7 Party or Tax Transferee (as the case may be) learns of the imposition of Tax or Other Taxes, such Section 4.7 Party or Tax Transferee will act in good faith to promptly notify LTV Steel of its obligations hereunder. Any such certificate submitted by such
                  SECTION 4.7 Party or Tax Transferee in good faith to LTV Steel shall, absent manifest error, be final, conclusive and binding on all parties.

                           (iv) If a Section 4.7 Party or Tax Transferee shall
                  become aware that it is entitled to receive a refund or credit from a relevant taxing or governmental authority in respect of Covered Taxes or Other Taxes as to which it has been indemnified by LTV Steel pursuant to this Section, it shall promptly notify LTV Steel of the availability of such refund or credit and shall, within 30 days after receipt of a request by LTV Steel (whether as a result of notification that it has made to LTV Steel or otherwise), make a claim to such taxing or governmental authority for such refund or credit at LTV Steel's expense. If such Section 4.7 Party or Tax Transferee receives a refund or credit in respect of any Covered Taxes or Other Taxes as to which it has been indemnified by LTV Steel pursuant to this Section, or with respect to which LTV Steel has paid additional amounts pursuant to this Section, it shall promptly notify LTV Steel of such refund or credit and shall within 30 days from the date of receipt of such refund or benefit of such credit pay over the amount of such refund or benefit of such credit (including any interest paid or credited by the relevant taxing or governmental authority with respect to such refund or credit) to LTV Steel (but only to the extent of indemnification payments made, or additional amounts paid, by LTV Steel under this Section with respect to the Covered Taxes or Other Taxes giving rise to such refund or credit), net of all out-of-pocket expenses of such Section 4.7 Party or Tax Transferee and without interest; PROVIDED, HOWEVER, that LTV Steel, upon the request of such Section 4.7 Party or Tax Transferee, agrees to repay the amount paid over to LTV Steel (plus penalties, interest or other charges due to the appropriate authorities in connection therewith) to such
                  Section 4.7 Party or Tax Transferee in the event such Section
                  4.7 Party or Tax Transferee is required to repay such refund or credit to such relevant authority.

                           (v) Within 30 days after having received a receipt
                  for Covered Taxes or Other Taxes, LTV Steel will furnish to the Placement Agent or the Administrative Agent, at its Notice Address, the original or a certified copy of such receipt or any other document evidencing payment thereof to the extent such receipt is legally available.

                           (vi) On or before the Effective Date, each Foreign
                  Financing Party shall deliver to the Agents and LTV Steel (i) two valid, duly completed copies of IRS Form 1001 or 4224 or successor applicable form, as the case may be, and any other required form, certifying in each case that such Foreign Financing Party is entitled to receive payments under this Agreement payable to it without deduction or withholding of any United States federal income taxes or with such withholding imposed at a reduced rate (the "Reduced Rate"), and (ii) to the extent required in order to establish an exemption from United States backup withholding tax, a valid, duly completed IRS Form W-8 or W-9 or successor applicable form, as the case may be. Each such Foreign Financing Party shall also deliver to the Agents and LTV Steel two further copies of said Form 1001 or 4224 and W-8 or W-9, or successor applicable forms, or other manner of required certification, as the case may be, on or before the date that any such form expires or becomes obsolete or otherwise is required to be resubmitted as a condition to obtaining an exemption from a required withholding of United States federal income tax or entitlement to having such withholding imposed at the Reduced Rate or after the occurrence of any event requiring a change in the most recent form previously delivered by it to LTV Steel and the Agents, and such extensions or renewals thereof as may reasonably be requested by LTV Steel or any Agent, (a) certifying in the case of a Form 1001 or 4224 that such Foreign Financing Party is entitled to receive payments under this Agreement payable to it without deduction or withholding of any United States federal income taxes, unless in any such case any change in a tax treaty to which the United States is a party, or any change in law or regulation of the United States or official interpretation thereof has occurred after the Effective Date and prior to the date on which any such delivery would otherwise be required that renders all such forms inapplicable or that would prevent such Foreign Financing Party from duly completing and delivering any such form with respect to it, and such Foreign Financing Party advises LTV Steel and the Agents that it is not capable of receiving payments without any deduction or withholding at the Reduced Rate and (b) in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax.

                           (vii) If a Tax Transferee that is organized under the
                  laws of a jurisdiction outside of the United States acquires an interest in this Agreement or any Obligation or a Foreign Financing Party changes the office through which any purchase of a Note or Letters of Credit are made, accounted for or booked, the transferor, or the applicable Foreign Financing Party in the case of a change of office, shall cause such Tax Transferee to agree that, on or prior to the effective date of such acquisition or change, as the case may be, it will deliver to LTV Steel and the Agents (i) two valid, duly completed copies of IRS Form 1001 or 4224 or successor applicable form, as the case may be, and any other required form, certifying in each case that such Tax Transferee is entitled to receive payments under this Agreement payable to it without deduction or withholding of United States federal income tax or with such withholding imposed at a reduced rate; and (ii) a valid, duly completed IRS Form W- 8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax. Each Tax Transferee that delivers to LTV Steel and the Agents a Form 1001 or 4224, and form W-8 or W-9 and any other required form, pursuant to the next preceding sentence, further undertakes to deliver two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, or other manner of required certification, as the case may be, on or before the date that any such form expires or becomes obsolete or otherwise is required to be resubmitted as a condition to obtaining an exemption from a required withholding of United States federal income tax or entitlement to having such withholding imposed at the Reduced Rate or after the occurrence of any event requiring a change in the most recent form previously delivered by it to LTV Steel and the Agents, and such extensions or renewals thereof as may reasonably be requested by LTV Steel or any Agent, (a) certifying in the case of a Form 1001 or 4224 that such Tax Transferee is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes or with such withholding imposed at the Reduced Rate, unless any change in treaty, law or regulation or official interpretation thereof has occurred after the effective date of such acquisition or change and prior to the date on which any such delivery would otherwise be required that renders all such forms inapplicable or that would prevent such Tax Transferee from duly completing and delivering any such form with respect to it, and such Tax Transferee advises LTV Steel and the Agents that it is not capable of receiving payment (1) without any deduction or withholding of United States federal income tax or (2) with such withholding at the Reduced Rate, as the case may be, and (b) in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax.

                           (viii) If a Foreign Financing Party or Tax Transferee
                  is entitled to an exemption from withholding with respect to payments to be made to such Foreign Financing Party or Tax Transferee under this Agreement and does not provide the applicable certificate demonstrating its right to such exemption to LTV Steel and the Agents within the time periods set forth in the two preceding paragraphs, LTV Steel shall withhold taxes from payments to such Foreign Financing Party or Tax Transferee at the applicable statutory rates and LTV Steel shall not be required to pay any additional amounts as a result of such withholding as provided in this SECTION 4.7; provided, however, that all such withholding and associated limitations in payment shall cease upon delivery by such Foreign Financing Party of such certificate to LTV Steel and the Agents.

                           (ix) If any taxes for which LTV Steel would be
                  required to make payment under this SECTION 4.7 are imposed, the applicable Financing Party, Placement Agent or Administrative Agent, as the case may be, at LTV Steel's request, shall use its reasonable efforts (at LTV Steel's expense) to avoid or reduce such taxes by taking any appropriate action, including changing the location of its applicable lending office to another existing office of such entity, consistent with its internal policies (including, without limitation, assigning its rights hereunder to a related entity or a different office) which would not in the sole opinion of such Financing Party, Placement Agent or Administrative Agent be unreasonable or otherwise disadvantageous to such Financing Party, Placement Agent or Administrative Agent, as the case may be; provided that the mere existence of fees, charges, costs or expenses that LTV Steel has offered and agreed to pay on behalf of such Financing Party, Placement Agent or Administrative Agent shall not be deemed to be disadvantageous to such party.

                           (x) Each of the Financing Parties, the Placement
                  Agent, the Administrative Agent and Tax Transferee agrees that it will (i) take all reasonable actions reasonably requested by LTV Steel that are without risk or material cost to such Financing Party, Placement Agent, the Administrative Agent or Tax Transferee (as the case may be) to maintain all exemptions, if any, available to it from withholding taxes (whether available by treaty or existing administrative waiver), and (ii) to the extent reasonable and without material cost to it, otherwise cooperate with LTV Steel to minimize any amounts payable by LTV Steel under this Section.

                           (xi) Without prejudice to the survival of any other
                  agreement of LTV Steel hereunder, the agreements and obligations of LTV Steel contained in this SECTION 4.7 shall survive the payment in full of the Obligations.

         Section 4.8 SHARING OF PAYMENTS. If any Financing Party shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) on account of its Notes or its participation in Letters of Credit in excess of its Pro Rata Portion of payments on account of the Notes or Letters of Credit obtained by all the Financing Parties (other than any Financing Party that has waived its Pro Rata Portion thereof in writing), such Financing Party shall forthwith purchase from the other Financing Parties (other than any Defaulting Lender) such Notes or participations in Letters of Credit as shall be necessary to cause such purchasing Financing Party to share the excess payment ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Financing Party, such purchase from each other Financing Party shall be rescinded and each such other Financing Party shall repay to the purchasing Financing Party the purchase price to the extent of such recovery together with an amount equal to such other Financing Party's ratable share (according to the proportion of (i) the amount of such other Financing Party's required repayment to (ii) the total amount so recovered from the purchasing Financing Party) of any interest or other amount paid or payable by the purchasing Financing Party in respect to the total amount so recovered. LTV Steel agrees that any Financing Party so purchasing a participation from another Financing Party pursuant to this SECTION
4.8 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Financing Party were the direct creditor of LTV Steel in the amount of such participation.

                                   ARTICLE V.
                              CONDITIONS PRECEDENT

         Section 5.1. CONDITIONS TO EFFECTIVE DATE, INITIAL ISSUANCE OF LETTERS OF CREDIT AND OBLIGATION TO PURCHASE CLASS A-1 NOTES. The obligation of the Note Purchasers to purchase Class A-1 Notes and each Issuing Lender to issue Letters of Credit hereunder on the Effective Date are, in addition to the conditions precedent specified in SECTION 2.1(a) with respect to the purchase of

Class A-1 Notes and SECTION 5.2 with respect to the issuance of Letters of Credit, subject to the satisfaction of the following conditions precedent:

                  (a) EXECUTION OF AGREEMENT. On or prior to the Effective Date, this Agreement shall have become effective as provided in SECTION 11.13.

                  (b) OFFICER'S CERTIFICATE. On the Effective Date, the Agents shall have received an Officer's Certificate dated such date of LTV Steel stating (except to the extent satisfaction of such conditions is subject to the approval of any Agent or the Collateral Agent) that all of the applicable conditions set forth in SECTIONS 5.1(f) and (g) and
         5.2 exist as of such date.

                  (c) OPINIONS OF COUNSEL. On the Effective Date, the Agents shall have received opinions, addressed to the Placement Agent and the Agent and each of the Financing Parties and dated the Effective Date,
         (i) from Davis Polk & Wardwell, special counsel to LTV Steel (or in the case of matters of local law, applicable local counsel), and as to certain matters, from the general counsel of LTV Steel, which opinion or opinions shall cover the matters contained in Exhibit B and (ii) from Winston & Strawn, special counsel to the Financing Parties, which opinion shall cover the matters contained in Exhibit C.

                  (d) CORPORATE PROCEEDINGS. (i) On the Effective Date, the Agents shall have received from LTV Steel a certificate, dated the Effective Date, signed by the secretary or any assistant secretary of LTV Steel, in the form of Exhibit D, with appropriate insertions, together with copies of the Organizational Documents of LTV Steel and the resolutions of LTV Steel referred to in such certificate and all of the foregoing shall be satisfactory to the Placement Agent and the Administrative Agent.

                                    (ii) On the Effective Date, all corporate
                           and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be reasonably satisfactory in form and substance to the Placement Agent and the Administrative Agent, and the Agents shall have received all information and copies of all certificates and any other records of corporate proceedings and governmental approvals, if any, which the Placement Agent and the Administrative Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.

                  (e) TRANSACTION DOCUMENTS. On the Effective Date, the Agents shall have received true, correct and complete copies of each of the Transaction Documents, including all exhibits and schedules thereto, and the Transaction Documents shall be in the form previously approved by the Agents and distributed to the Financing Parties prior to the date hereof. Each of the Transaction Documents shall be in full force and effect, and all conditions precedent shall have been satisfied and not waived (unless waived by the Placement Agent and the Administrative Agent). The Agents shall have received copies of all certificates and opinions delivered in connection with the Transaction Documents.

                  (f)      EXISTING TBT LETTER OF CREDIT AGREEMENT.

                                    (i) On the Effective Date and concurrently
                           with the issuance of any Letters of Credit, the commitments under the Existing TBT Letter of Credit Agreement shall have been terminated, all letters of credit issued thereunder shall have been terminated, assumed or replaced, or LTV Steel and its Affiliates shall be otherwise released from all obligations thereunder, and all other amounts owing pursuant to the Existing TBT Letter of Credit Agreement shall have been repaid in full, and the Agents shall have received evidence in form, scope and substance satisfactory to them that the matters set forth in this SECTION 5.1(f)(i) have been satisfied at such time.

                                    (ii) On the Effective Date and concurrently
                           with the issuance of any Letters of Credit, the creditors under the Existing TBT Letter of Credit Agreement shall have released or assigned to LTV Steel Products and the Collateral Agent all security interests in and Liens on the Inventory of LTV Steel and Georgia Tubing, and shall have released all security interests in and Liens on all other assets of LTV Steel, its Affiliates and their Subsidiaries, which releases or assignments shall be in form and substance satisfactory to the Collateral Agent.

                  (g) APPROVALS. On the Effective Date, all necessary governmental and third party approvals in connection with the transactions contemplated by the Transaction Documents shall have been obtained and remain in effect and evidence thereof shall have been provided to the Agents, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes, in the judgment of the Required Lenders or the Agents, materially adverse conditions upon the consummation of such transactions.

                  (h) PAYMENT OF FEES. On the Effective Date, all costs, fees and Expenses, and all other compensation contemplated by this Agreement, due to the Placement Agent, the Administrative Agent and the Financing Parties (including, without limitation, legal fees and expenses) shall have been paid to the extent due.

                  (i) SECURITY INTERESTS. On the Effective Date, the Placement Agent and the Administrative Agent shall have received from the Servicer (i) UCC-11 reports and other lien searches with respect to the Collateral and the pledged Class A-1 Notes reflecting the absence of Liens thereon, except, with respect to the Collateral, Liens in favor of the

         Purchaser or the Collateral Agent created in connection with the sale by the Sellers of an interest in the Purchased Inventory, Liens on Ineligible Inventory that would be reasonably expected not to have a Material Adverse Collateral Effect, Permitted Liens, Receivables Facility Liens and Liens as to which the Servicer has received UCC termination or assignment statements to be filed on or prior to the Effective Date, and (ii) evidence reasonably acceptable to the Agents that UCC-1 financing statements have been or will be filed in each jurisdiction reasonably requested by the Agents to perfect the security interest granted to the Collateral Agent in the Collateral and with respect to the pledged Class A-1 Notes.

                  (j) On the Effective Date, the Placement Agent and the Administrative Agent shall have received a copy of a rating letter from Fitch indicating that the Class A-1 Notes are rated by Fitch at a rating not lower than "BBB".

         Section 5.2. CONDITIONS TO EACH LETTER OF CREDIT. On each Letter of Credit Issuance Date, both immediately before and after giving effect thereto and to the application of the proceeds therefrom and from any concurrent sale of Class A-1 Notes, the following statements shall be true to the satisfaction of the Agent (and each delivery of a Letter of Credit Request, and the acceptance by LTV Steel of the benefits of the requested Letter of Credit, shall constitute a representation and warranty by LTV Steel that on such date immediately before and after giving effect thereto and to the application of the proceeds therefrom and from any concurrent sale of Class A-1 Notes, such statements are true):

                  (a) The representations and warranties of LTV Steel and its Affiliates contained in this Agreement and in each other Transaction Document are true and correct in all material respects on and as of such date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date);

                  (b) No event has occurred and is continuing, or would result from the proposed use of these facilities or the application of the proceeds thereof, which would constitute a Note Purchase Agreement Default or a Note Purchase Agreement Event of Default;

                  (c) No change or development shall have occurred since the Effective Date which in any such case, has had or is reasonably expected to have a Material Adverse Collateral Effect, and shall be continuing;

                  (d) As indicated on the most recent Sales and Valuation Report, the Company shall be in compliance with the Note Collateral Value Requirement;

                  (e) The issuance of such Letter of Credit would not violate
         SECTION 3.1; and

                  (f) The Administrative Agent and the respective Issuing Lender shall have received a Letter of Credit Request meeting the requirements of SECTION 3.4.

                  The acceptance of the benefits of the issuance of each Letter of Credit shall constitute a representation and warranty by LTV Steel to each of the Lenders that all of the applicable conditions specified above exist as of the date of such issuance. All of the certificates, legal opinions and other documents and papers referred to in this SECTION 5, unless otherwise specified shall be delivered to the Administrative Agent at its Notice Address and in sufficient counterparts or copies for each of the Lenders and shall be in form and substance as specified herein or otherwise satisfactory to the Administrative Agent.

                                   ARTICLE VI.
                         REPRESENTATIONS AND WARRANTIES


         To induce the Financing Parties to enter into this Agreement and to provide the facilities provided for herein, LTV Steel makes the following representations and warranties to the Financing Parties, all of which shall survive the execution and delivery of this Agreement and the purchase of Class A-1 Notes and the issuance of the Letters of Credit (with the acceptance of the benefits of such facilities being deemed to constitute a representation and warranty that the matters specified in this Article VI are true and correct in all material respects on and as of each Note Purchase Date or Letter of Credit Issuance Date, unless stated to relate to a specific earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date)):

         Section 6.1. CORPORATE STATUS. LTV Steel (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to own its property and assets and to transact the business in which its is engaged and
(ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would be reasonably likely to have a Material Adverse Collateral Effect.

         Section 6.2. CORPORATE POWER AND AUTHORITY. LTV Steel has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Transaction Documents and has taken all necessary corporate action to authorize the execution, delivery and performance of the Transaction Documents to which it is a party. LTV Steel has duly executed and delivered each Transaction Document to which it is a party and each such Transaction Document constitutes the legal, valid and binding obligation of LTV Steel enforceable in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

         Section 6.3. NO VIOLATION. Neither the execution, delivery and performance by LTV Steel of the Transaction Documents to which it is a party nor compliance with the terms and provisions thereof, nor the consummation of the transactions contemplated therein (i) contravenes any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflicts or is inconsistent with or results in any breach of any of the terms, covenants, conditions or provisions of, or constitutes a default under, or (other than as contemplated by the Transaction Documents) results in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of LTV Steel or any of its Affiliates pursuant to the terms of, any material indenture, mortgage, deed of trust, material agreement or other material instrument to which LTV Steel or any of its Affiliates is a party or by which it or any of its property or assets are bound or to which it may be subject or
(iii) violates any provision of any Organizational Documents of LTV Steel, unless, in each case, such contravention, conflict, breach, default, imposition or violation would not, either individually or in the aggregate, be reasonably expected to have a Material Adverse Collateral Effect.

         Section 6.4. LITIGATION. There are no actions, suits or proceedings pending or to LTV Steel's knowledge threatened with respect to (i) any Transaction Document or (ii) LTV Steel, except as disclosed as material litigation in the Quarterly Report on Form 10-Q of LTV for the quarter ended September 30, 1997, a copy of which has been previously delivered to the Financing Parties, in which there is a reasonable possibility of an adverse decision that, after giving effect to expected insurance proceeds and indemnity payments, is reasonably likely to have a Material Adverse Collateral Effect.

         Section 6.5. GOVERNMENTAL APPROVALS. Except for the filing of financing statements (which if this representation is being made later than 10 days after the Effective Date, have been filed) and continuation statements as required under the Transaction Documents, no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (i) the execution, delivery and performance by LTV Steel of any Transaction Document or (ii) the legality, validity, binding effect or enforceability of any Transaction Document as against LTV Steel, except for any order, consent, approval, license, authorization, or validation of, or filing, recording, registration or exemption which, if not obtained, would not, either individually or in the aggregate, be reasonably expected to have a Material Adverse Collateral Effect .

         Section 6.6. INVESTMENT COMPANY ACT. LTV Steel is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         Section 6.7. PUBLIC UTILITY HOLDING COMPANY ACT. LTV Steel is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 6.8. TRUE AND COMPLETE DISCLOSURE. (a) All factual information (taken as a whole) set forth in the Confidential Information Memorandum dated January, 1998 relating to the transactions contemplated by the Transaction Documents furnished in writing by or on behalf of LTV Steel and its Affiliates does not, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of LTV Steel and its Affiliates in writing to the Placement Agent, the Administrative Agent or any Financing Party pursuant to or in connection with the Transaction Documents will not, as of the date as of which such information is dated or certified, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information (taken as a whole) not misleading as of such time, in each case in light of the circumstances under which such information was provided, it being understood and agreed that for the purposes of this SECTION 6.8, the reference to "factual information" shall not include projections and PRO FORMA financial information.

                  (b) As of the Effective Date, there is no fact known to LTV Steel which has not been disclosed herein or in such other documents, certificates and statements furnished to the Placement Agent, Administrative Agent or the Financing Parties for use in connection with the transactions contemplated hereby which is reasonably likely to have a Material Adverse Collateral Effect.

         Section 6.9 FINANCIAL CONDITION; FINANCIAL STATEMENTS. (a) On and as of the Effective Date on a pro forma basis after giving effect to the transactions contemplated by the Transaction Documents and all Indebtedness incurred, and to be incurred, and Liens created and to be created, by LTV Steel and the other Members in connection therewith (assuming the full utilization of the Aggregate Commitment Amount under this Agreement), (x) the sum of the assets, at a fair valuation of LTV Steel and the other Members taken as a whole will exceed their debts, (y) LTV Steel and the other Members taken as a whole will not have incurred nor intended to, or believe that they will, incur debts beyond their ability to pay such debts as such debts mature and (z) LTV Steel and the other Members taken as a whole do not have unreasonably small capital with which to conduct their respective businesses. For purposes of this SECTION 6.9(a), "debt" means any reasonably expected liability on a claim, and "claim" means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                  (b) LTV Steel has furnished to the Financing Parties the following financial statements, which have been prepared in accordance with GAAP (except, in the case of the unaudited financial statements referred to below, for the omission of footnotes and ordinary year end adjustments) consistently applied through the periods involved: (i) LTV's audited consolidated balance sheet as of, and consolidated statements of operations, shareholders' equity and cash flows for the fiscal year ended, December 31, 1996 and (ii) LTV's unaudited consolidated balance sheet as of, and consolidated statements of operations, shareholders' equity and cash flows for the period ending, September 30, 1997. Since the date of the financial statements referred to in clause (ii) above, nothing has occurred which would be reasonably likely to result in a Material Adverse Collateral Effect.

         Section 6.10. BUSINESS NAMES. During the five years preceding the date hereof (i) LTV Steel has not been known by any legal name or trade name other than its corporate name and such other names as listed on Schedule 2 to the Contribution and Sale Agreement, (ii) nor has LTV Steel been the subject of any merger or other corporate reorganization within the last five years, EXCEPT that effective December 31, 1997, LTV Steel Tubular Products Company was merged into LTV Steel.

         Section 6.11. TAX RETURNS AND PAYMENTS. Except as permitted by SECTION
7.5 and taxes settled pursuant to the IRS Settlement Agreement, all material tax returns and reports of LTV Steel and its Affiliates required to be filed by any of them have been timely filed, and all material taxes, assessments, fees and other governmental charges upon LTV Steel and its Affiliates and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. LTV Steel is not aware of any proposed tax assessment against LTV Steel or any of its Affiliates which is not being actively contested by LTV Steel or such Affiliate in good faith and by appropriate proceedings; PROVIDED that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

         Section 6.12. COMPLIANCE WITH ERISA. LTV Steel is in material compliance with all applicable provisions and requirements of ERISA.

         Section 6.13 COMPLIANCE WITH STATUTES, ETC. LTV Steel is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliance as are not reasonably likely to, in the aggregate, have a Material Adverse Collateral Effect.

         Section 6.14. PERFORMANCE OF AGREEMENTS. (a) LTV Steel is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not be reasonably expected to have a Material Adverse Collateral Effect.

                  (b) LTV Steel is not a party to or otherwise subject to any agreement or instrument or any charter or other internal restriction which has had, or could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Collateral Effect.

         Section 6.15 MARGIN REGULATIONS. Neither LTV Steel nor any of the other Members is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. Neither the issuance of any Letter of Credit or the use thereof will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

         Section 6.16 CLASS A-1 NOTES. With respect to each Class A-1 Note and Note Portion sold to Note Purchasers or pledged to the Collateral Agent for the benefit of the Issuing Lenders and Lenders under the terms of this Agreement, each such Class A-1 Note is free of any adverse claim by any Person and with respect to such Class A-1 Notes and Note Portions so pledged to the Collateral Agent, LTV Steel has granted to the Collateral Agent for the benefit of the Issuing Lenders and Lenders a first priority perfected lien on such pledged Notes.

                                  ARTICLE VII.
                              AFFIRMATIVE COVENANTS


                  LTV Steel hereby covenants and agrees that on the Effective Date and thereafter, for so long as this Agreement is in effect and until the Aggregate Commitment Amount has terminated, no Letters of Credit are outstanding and all reimbursement obligations, together with interest, Fees, Expenses and all other Obligations incurred hereunder, are paid in full:

         Section 7.1. FINANCIAL INFORMATION. LTV Steel shall furnish to the Financing Parties the following information within the following time periods:

                           (i) FINANCIALS: as soon as available and in any event
                  within ten Business Days of filing with the SEC, a copy of each report on Form 10K, Form 10Q or Form 8K filed with the SEC by LTV Steel, LTV or any of the other Members and within ninety days of the end of each calendar year, annual audited financial statements of LTV Steel Products and within forty-five days after each March 31, June 30 and September 30 of each calendar year, quarterly unaudited financial statements of LTV Steel Products for the calendar quarter then ended;

                           (ii) OFFICER'S AND COMPLIANCE CERTIFICATES: together
                  with each delivery of financial statements of LTV Steel pursuant to clause (i) above, (a) an officer's certificate of LTV Steel stating that the signer has reviewed the terms of this Agreement and has made, or caused to be made under his supervision, a review in reasonable detail of the transactions conducted under the Transaction Documents and condition of LTV Steel during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as at the date of such officer's certificate, of any condition or event that constitutes a Note Purchase Agreement Default or Note Purchase Agreement Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action LTV Steel or any of its Affiliates has taken, is taking and proposes to take with respect thereto;

                           (iii) SEC FILINGS AND PRESS RELEASES: to the extent
                  not previously delivered pursuant to clause (i) above, promptly upon their becoming available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by LTV Steel to its security holders or by LTV or any other Member to its security holders other than LTV Steel or other Affiliates of LTV Steel, (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by LTV, LTV Steel or any other Member with any securities exchange or with the SEC and (c) all press releases and other statements made available generally by LTV, LTV Steel or any other Member to the public concerning material developments in the business of LTV, LTV Steel or such other Member;

                           (iv) EVENTS OF DEFAULT, ETC.: promptly upon any
                  officer of LTV Steel obtaining knowledge (a) of any condition or event that constitutes the occurrence of an Amortization Date, or becoming aware that an Agent or any Note Purchaser or Lender has given any notice or taken any other action with respect to a claimed Amortization Date, or (b) that any Person has given any notice to LTV Steel or any of its Affiliates or taken any other action with respect to a claimed Amortization Date, an officer's certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed occurrence of an Amortization Date and what action (if any) LTV Steel has taken, is taking and proposes to take with respect thereto;

                           (v) LITIGATION: promptly upon any officer of LTV
                  Steel obtaining knowledge of (X) the institution of, or non-frivolous threat of, any action, suit, proceeding, governmental investigation or arbitration against or affecting LTV Steel or any of its Affiliates or any property of LTV Steel or any of its Affiliates (collectively, "Proceedings") not previously disclosed in writing by LTV Steel to each Agent and the Financing Parties or (Y) any material development in any Proceeding:

                                    (1) in which there is a material possibility
                           of an adverse decision and which, if adversely determined, could reasonably be expected to cause a Material Adverse Collateral Effect; or

                                    (2) that seeks to enjoin or otherwise
                           prevent the consummation of, or to recover any damages or obtain relief directly as a result of, the transactions contemplated hereby and by the other Transaction Documents;

written notice thereof with such other information as may be reasonably made available by LTV Steel or any of its Affiliates to enable the Agents and the Financing Parties and their counsel to evaluate such matters.

         Section 7.2. CORPORATE FRANCHISES. LTV Steel will do all things necessary to preserve and keep in full force and effect its existence, material rights and authority to do business, provided that any transaction not prohibited by SECTION 8.1 will not constitute a breach of this SECTION 7.2, and provided further, that LTV Steel shall not be required to preserve any material right or authority to do business if LTV Steel shall reasonably determine that such preservation is no longer desirable in the ordinary course of business, and the loss thereof shall not be reasonably likely to have a Material Adverse Collateral Effect.

         Section 7.3 COMPLIANCE WITH STATUTES, ETC. LTV Steel will comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property other than those the non-compliance with which (individually or in the aggregate) would not be reasonably expected to have a Material Adverse Collateral Effect.

         Section 7.4 MAINTENANCE OF PROPERTIES; LTV Steel will maintain or cause to be maintained in good repair, working order and condition, as it shall, in its reasonable judgment, deem prudent, all material properties used or useful in the business of LTV Steel and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof as it shall, in its reasonable judgment, deem prudent, except to the extent that such failure would not be reasonably expected to have a Material Adverse Collateral Effect; and provided further, that the foregoing shall not prevent LTV Steel from abandoning, demolishing and/or removing any buildings, structures, other improvements or fixtures that are unserviceable or no longer required in the conduct of its business.

         Section 7.5 TAXES. LTV Steel will, and will cause each of its Affiliates to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a lien upon any of the Collateral or the Notes prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such charge or claim need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor or if the failure to pay such charges or claims, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Collateral Effect; provided further that no such property tax need be paid if such property tax is nonrecourse to LTV Steel and its Affiliates or is recourse to LTV Steel and its Affiliates only for a de minimis amount.

         Section 7.6 NOTICES IN CASE OF DEFAULT. To the extent that any notice from LTV Steel or any of its Affiliates is required in connection with any Trust Agreement Event of Default, Purchase Termination Event or Servicer Termination Event, LTV Steel agrees to provide such notice within one Business Day after receiving any written direction or request from the Required Financing Parties that such notice be provided.

         Section 7.7 LOSS OF PERFECTION EVENT. In the event there shall occur and be in existence a Loss of Perfection Event, LTV Steel shall use its best efforts to cure such event so that the Loss of Perfection Event shall no longer be in existence. If LTV Steel shall have not so cured such Loss of Perfection Event within five (5) Business Days after an Authorized Officer of LTV Steel becoming aware of such occurrence, LTV Steel agrees (a) to contribute additional Collateral to LTV Steel Products and/or (b) cause LTV Steel Products to redeem Class A-1 Notes with the result that the Note Collateral Value Requirement is then satisfied. On the fifth Business Day after the occurrence of a Loss Perfection Event, and on each fifth Business Day thereafter until there shall no longer be in existence such Loss of Perfection Event, LTV Steel shall provide to the Collateral Agent and the Agents a Sales and Valuation Report as of such date.

         Section 7.8. RECEIVABLES INTERCREDITOR AGREEMENT. LTV Steel shall use its best efforts to cause a Receivables Intercreditor Agreement to be executed and in effect within ninety (90) days of the Effective Date.


                                  ARTICLE VIII.
                               NEGATIVE COVENANTS


                  LTV Steel hereby covenants and agrees that as of the Effective Date, and thereafter, for so long as this Agreement is in effect and until the Aggregate Commitment Amount has terminated, no Letter of Credit is outstanding and all reimbursement obligations, together with interest, Fees, Expenses and all other Obligations incurred hereunder, are paid in full:

         Section 8.1. CONSOLIDATION, MERGER, SALE OF ASSETS, ETC.. LTV Steel will not wind up, liquidate or dissolve its affairs.

         Section 8.2. EXERCISE OF REMEDIES. LTV Steel will not, nor will it permit any of its Subsidiaries to, exercise any of the remedies under the Transaction Documents to which such Persons are party without the prior written consent of the Required Financing Parties.


                                   ARTICLE IX.
                         EVENTS OF DEFAULT AND REMEDIES

         Section 9.1. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each a "Note Purchase Agreement Event of Default"):

                  (a) PAYMENTS. LTV Steel shall (i) default, and such default shall continue for two or more Business Days, in the payment when due of any drawings (and related interest) under Letters of Credit or (ii) default, and such default shall continue for five or more days following written notice thereof to LTV Steel by any Agent, in the payment when due of any Fees, Expenses or any other amounts owing by LTV Steel hereunder;

                  (b) REPRESENTATIONS, ETC. Any representation, warranty or statement made by LTV Steel in this Agreement or in any other Transaction Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; provided that if such untruth can be cured and LTV Steel is diligently pursuing such cure and there shall not then be in existence a Cure Period Cut-off Event, then such event shall not constitute a Note Purchase Agreement Event of Default for a period of thirty (30) days after an Authorized Officer of LTV Steel is aware of such untruth; or

                  (c) COVENANTS. LTV Steel shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in SECTION 3.9 or (ii) default in the due performance or observance by it of any term, covenant or agreement under this Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier to occur of (i) an Authorized Officer of LTV Steel becoming aware of such default or (ii) notice to LTV Steel by the respective Agent or the Required Financing Parties; provided that if such default can be cured and LTV Steel is diligently pursuing such cure and there shall not then be in existence a Cure Period Cut-off Event, then such event shall not constitute a Note Purchase Agreement Event of Default for a period of an additional thirty (30) days after such notice; or

                  (d) DEFAULT UNDER OTHER AGREEMENTS. There shall occur or exist any of the following events or conditions:

                                    (i) a Trust Agreement Event of Default;

                                    (ii) a Purchase Termination Event under the
                           Contribution and Sale Agreement;

                                    (iii) a Servicer Termination Event under the
                           Inventory Processing and Servicing Agreement;

                                    (iv) a Receivables Default Event; or

                                    (v) the Collateral Agent shall cease to have
                           a first priority perfected security interest in the Class A-1 Notes pledged for the benefit of the Issuing Lenders or the Lenders or the Collateral Agent shall cease to have the perfected interest in the Collateral in the priority contemplated by the Transaction Documents, in each case, for a period of five Business Days following the earlier to occur of
                           (x) an Authorized Officer of LTV Steel becoming aware of such loss of priority or perfection, and (y) notice to LTV Steel by the respective Agent or the Required Financing Parties; or

                  (e) INSOLVENCY. There shall occur an Insolvency Proceeding with respect to LTV Steel; or

                  (f) CERTAIN LIENS. Either the IRS or the PBGC shall have filed one or more Liens against the Collateral in an aggregate amount exceeding $3,500,000 unless (i) such amounts are adequately bonded to the satisfaction of the Required Financing Parties or (ii) such amounts relate to taxes which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained under GAAP;

                  (g) TRANSACTION DOCUMENTS. Any Transaction Document shall cease to be in full force and effect, or shall cease to give the Collateral Agent on behalf of the Secured Parties, rights, powers and privileges purported to be created thereby with respect to the Collateral;

then, and in any such event, and at any time thereafter, if any Note Purchase Agreement Event of Default shall then be continuing, each Agent shall, upon the written request of the Required Financing Parties, by written notice to LTV Steel take any or all of the following actions, without prejudice to the rights of the Agents or any Financing Party to enforce its claims against LTV Steel, except as otherwise specifically provided for in this Agreement (provided that, if a Note Purchase Agreement Event of Default specified in SECTION 9.1(e) shall occur, the result which would occur upon the giving of written notice by the Agents as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Aggregate Commitment Amount terminated, whereupon the Commitment of each Financing Party shall forthwith terminate immediately; (ii) declare the principal of and any accrued interest in respect of all Obligations owing hereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by LTV Steel; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) direct LTV Steel to pay (and LTV Steel hereby agrees upon receipt of such notice, or upon the occurrence of any Note Purchase Agreement Event of Default specified in SECTION 9.1(e), it will pay) to the Administrative Agent such additional amounts, if any, as the Administrative Agent shall reasonably request to be held by it as additional security for LTV Steel's reimbursement obligations in respect of the Letters of Credit; and/or (v) take possession of, collect on, sell or otherwise take such actions as directed by the Required Financing Parties with respect to its Class A-1 Notes pledged to the Collateral Agent for the benefit of the Issuing Lenders and the Lenders.

                                   ARTICLE X.
                                   THE AGENTS


         Section 10.1. APPOINTMENT OF THE AGENTS. Each Lender hereby irrevocably appoints The Chase Manhattan Bank as its Administrative Agent hereunder and each Note Purchaser hereby irrevocably appoints Chase Securities Inc. as the Placement Agent and hereby authorizes the Agents to take such action on its behalf to execute, deliver and perform such documents on its behalf, and to exercise such rights, remedies, powers and privileges hereunder as are specifically authorized to be exercised by the Agents by the terms hereof, together with such rights, remedies, powers and privileges as are reasonably incidental thereto. The Agents may execute any of their duties hereunder by or through agents or employees, and the Agents shall not be responsible for the negligence or misconduct of any such agents or employees selected by them with reasonable care. The relationship between the Administrative Agent and each Lender and the Placement Agent and each Note Purchaser is that of agent and principal only, and nothing herein shall be deemed to constitute or appoint the Administrative Agent a trustee or fiduciary for any Lender or the Placement Agent a trustee or fiduciary for any Note Purchaser or impose on the Agents any obligations other than those for which express provision is made herein. Upon receipt, the Agents, as applicable, will forward (a) to each Financing Party an executed copy of the Transaction Documents and a copy of each officer's certificate specified in SECTION 5.1 hereof, (b) to each Lender, a copy of each Letter of Credit Request, and (c) to each Note Purchaser, a copy of each Note Repurchase Notice.

         Except as required by the specific terms of this Agreement, the Agents shall not have any duty to exercise any right, power, remedy or privilege granted to them hereby, or to take any affirmative action or exercise any discretion hereunder, unless directed to do so by the Required Financing Parties or all the Financing Parties, as applicable (and shall be fully protected in acting or refraining from acting pursuant to such directions which shall be binding upon the Financing Parties), and shall not, without the prior approval of the Required Financing Parties or all the Financing Parties, as applicable, consent to any material departure by LTV Steel from the terms hereof, waive any default on the part of LTV Steel hereunder or amend, modify, supplement or terminate, or agree to any surrender of, this Agreement; provided, that the foregoing limitation on the authority of the Agents is for the benefit of the Financing Parties and shall not impose any obligation on LTV Steel to investigate or inquire into the authority of the Agents in any circumstances, and LTV Steel shall be fully protected in carrying out any request, direction or instruction made or given to LTV Steel by the Agents in the exercise of any right, power, remedy or privilege granted to the Agents hereby or by the terms of any other Transaction Document, receiving or acting upon any consent or waiver granted to LTV Steel hereunder by the Agents, or entering into any amendment or modification of, or supplement to, this Agreement or any other Transaction Document, and LTV Steel shall not be subject to the claims of any Financing Parties by reason of the lack of authority of the Agents to take any such action nor shall the lack of authority on the part of the Agents in any circumstance give rise to any claim on the part of LTV Steel against any Financing Party; and provided, further, that the Agents shall not be required to take any action which exposes the Agents to personal liability or which is contrary to this Agreement, or applicable law.

         Neither the Administrative Agent nor the Placement Agent, or any of their respective directors, officers, agents or employees, shall be liable to any person or entity, including without limitation, the Administrative Agent, the Placement Agent or any Financing Party, as the case may be, for any action taken or omitted to be taken by it or them hereunder, under any other Transaction Document, or in connection herewith or therewith, except for any liability determined, in a final judgment of a court of competent jurisdiction, to have resulted from the Administrative Agent's or Placement Agent's own gross negligence or willful misconduct; nor shall the Administrative Agent or the Placement Agent be responsible to the Administrative Agent, the Placement Agent or any Financing Party, as the case may be, for the validity, effectiveness, value, sufficiency or enforceability against LTV Steel of any Transaction Document or other document furnished pursuant hereto or thereto or in connection herewith or therewith. The Agents shall not be liable under this Agreement to LTV Steel or its directors, officers, agents, employees or members for indirect, special, punitive, incidental or consequential loss or damage of any kind whatsoever, including, without limitation, lost profits. Without limitation of the generality of the foregoing, each of the Administrative Agent and the Placement Agent: (i) may consult with legal counsel (including counsel for LTV Steel), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with or reliance upon the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Financing Party, and shall not be responsible to any Financing Party for any statements, warranties or representations made in or in connection with this Agreement, any other Transaction Document or any other document furnished pursuant hereto or thereto or in connection herewith or therewith; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, any other Transaction Document or any other document furnished pursuant hereto or thereto or in connection herewith or therewith, on the part of any party hereto or thereto or to inspect the property (including the Books and Records) of LTV Steel; (iv) shall not be responsible to the Administrative Agent, the Placement Agent or any Financing Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto and (v) shall incur no liability under or in respect of this Agreement, any other Transaction Document or any other document furnished pursuant hereto or thereto or in connection herewith or therewith, by acting upon or relying upon any notice, consent, certificate or other instrument or writing or telephonic instruction, or notices to the extent authorized herein or therein believed by it to be genuine and sent by the proper party or parties.

         Each Financing Party hereby represents that it has, independently and without reliance on the Administrative Agent, any other Financing Party or the Placement Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial risks and other risks involved in the transactions contemplated hereunder and under the Transaction Documents and of the financial condition and affairs of LTV Steel, the other Members and LTV Steel Products and the adequacy of the security granted to the Collateral Agent under the Trust

Agreement and its own decision to enter into this Agreement and the transactions contemplated hereby and agrees that it will, independently and without reliance upon the Administrative Agent, any other Financing Party or the Placement Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement. The Agents shall not be required to keep themselves informed as to the performance or observance by LTV Steel, the other Members and LTV Steel Products of this Agreement, the other Transaction Documents or any other document referred to or provided for herein or therein or to make inquiry of, or to inspect the properties or books of LTV Steel, the other Members and LTV Steel Products. Except for notices, reports and other documents and information expressly required to be furnished to the Financing Parties by the Agent or by the Placement Agent hereunder, the Administrative Agents shall not have any duty or responsibility to provide any Financing Party with any credit or other information concerning LTV Steel, the other Members and LTV Steel Products which may come into the possession of the Agents.

         Neither the Administrative Agent nor the Placement Agent shall be deemed to have knowledge or notice of the occurrence of a Note Purchase Agreement Default or Note Purchase Agreement Event of Default unless the Administrative Agent or the Placement Agent, as applicable, has received written notice from a Lender, a Note Purchaser, the Servicer or LTV Steel referring to this Agreement, describing such Note Purchase Agreement Default or Note Purchase Agreement Event of Default and stating that such notice is a "Notice of Note Purchase Agreement Default" or "Notice of Note Purchase Agreement Event of Default," as the case may be. In the event that either the Administrative Agent or the Placement Agent receives such a notice of the occurrence of a Note Purchase Agreement Default or Note Purchase Agreement Event of Default, the Administrative Agent or the Placement Agent, as applicable, shall promptly give notice thereof to the Financing Parties. The Agents shall take such action with respect to such Note Purchase Agreement Default or Note Purchase Agreement Event of Default as shall be reasonably directed by the Required Financing Parties; provided that, if neither the Administrative Agent nor the Placement Agent have received such directions from the Required Financing Parties after using reasonable efforts to receive such directions, the Administrative Agent or Placement Agent may (but shall not be obligated to) take such action or refrain from taking such action, with respect to such Note Purchase Agreement Default or Note Purchase Agreement Event of Default as it shall deem advisable in the best interests of the Financing Parties.

         Each Financing Party hereby agrees, in the ratio that such Financing Party's Commitment hereunder bears to the Aggregate Commitment Amount to indemnify and hold harmless the Administrative Agent and the Placement Agent, respectively, and its directors, officers, agents and employees, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, settlements, costs and expenses of any kind whatsoever (including, without limitation, reasonable fees and expenses of attorneys, accountants and experts) incurred or suffered by the Administrative Agent or the Placement Agent, as applicable, in its capacity as Administrative Agent or Placement Agent hereunder as a result of any action taken or omitted to be taken by the Administrative Agent or Placement Agent in such capacity or otherwise incurred or suffered by, made upon, or assessed against the Administrative Agent or Placement

Agent in such capacity; provided, that no Financing Party shall be liable for any portion of any such losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, settlements, costs or expenses determined, in the final judgment of a court of competent jurisdiction, to be attributable primarily to gross negligence or willful misconduct on the part of the Administrative Agent or Placement Agent. Without limiting the generality of the foregoing, each Financing Party hereby agrees, in the ratio aforesaid, to reimburse the Administrative Agent and Placement Agent, respectively, promptly following its demand for any out-of-pocket expenses (including, without limitation, attorneys' fees and expenses) incurred by the Administrative Agent, the Placement Agent or their directors, officers, agents and employees hereunder or under the other Transaction Documents, and not promptly reimbursed to the Administrative Agent or the Placement Agent by LTV Steel. Each Financing Party's obligations under this paragraph shall survive the termination of this Agreement and the discharge of LTV Steel's obligations hereunder.

         The Financing Parties agree that with respect to their obligation to lend under this Agreement, the Letters of Credit issued by them and the Notes held by them, The Chase Manhattan Bank and Chase Securities Inc., as applicable, shall have the same rights and powers hereunder as any other Financing Party and may exercise the same as though it were not performing the duties specified herein; and the terms "Lender", "Required Financing Parties," "Note Purchaser," or any similar terms shall, unless the context clearly otherwise indicates, include The Chase Manhattan Bank or Chase Securities Inc., as applicable, in its individual capacity. The Chase Manhattan Bank and Chase Securities Inc. may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with LTV Steel or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from LTV Steel or any of its Affiliates for services in connection with any Transaction Document and otherwise without having to account for the same to any Financing Party.

         The Agents shall be entitled to rely on any communication, instrument, paper or other document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons. With respect to its share of liability under this Agreement, The Chase Manhattan Bank and Chase Securities Inc. or any successor agent, if a Lender or Note Purchaser, shall have the same rights, power, remedies and privileges as any other Lender or Note Purchaser and may exercise the same as though it were not the administrative agent of the Financing Parties hereunder.

         Section 10.2. RESIGNATION OF THE AGENTS. The Administrative Agent and the Placement Agent may resign as such at any time upon at least forty-five (45) days' prior written notice to LTV Steel, the Collateral Agent and the Financing Parties; provided, however, that the resignation of the Administrative Agent shall not be effective until the Required Financing Parties shall have agreed to the appointment of another Lender to perform the duties of the Agent hereunder, and such replacement shall have accepted such appointment, and the resignation of the Placement Agent shall not be effective until the Required Financing Parties shall have agreed to the appointment of another Note Purchaser to perform the duties of the Placement Agent hereunder. In the event of such resignation, the Required Financing Parties shall as promptly as practicable appoint a successor agent to replace the Administrative Agent or Placement Agent with the approval of LTV Steel. If the Required Financing Parties have not appointed a successor agent within forty-five (45) days of the Administrative Agent's resignation notice, the resigning Administrative Agent shall appoint a successor with the approval of LTV Steel. Similarly, if the Required Financing Parties have not appointed a successor agent within forty-five (45) days of the Placement Agent's resignation notice, the resigning Placement Agent shall appoint a successor with the approval of LTV Steel. Notwithstanding the resignation of the Administrative Agent or Placement Agent hereunder, the provisions of SECTION 10.1 hereof shall continue to inure to the benefit of the Agent or Placement Agent in respect of any action taken or omitted to be taken by the Administrative Agent or Placement Agent in its capacity as such while it was such under this Agreement. The Administrative Agent and the Placement Agent hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any state, authorized under such laws to exercise corporate trust powers, whose long term unsecured debt is rated at least "A" by each Rating Agency and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000 and subject to supervision or examination by federal or state authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this SECTION 10.2, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Administrative Agent or the Placement Agent shall cease to be eligible in accordance with the provisions of this Section, the Administrative Agent or the Placement Agent, as the case may be, shall resign in the manner and with the effect specified herein.

         Section 10.3. OBLIGATIONS SEVERAL. The obligations of the Lenders hereunder are several, and neither the Administrative Agent nor any Lender shall be responsible for the obligation of any other Lender hereunder, nor will the failure of any Lender to perform any of its obligations hereunder relieve the Administrative Agent or any other Lender from the performance of its obligations hereunder. Nothing contained in this Agreement, and no actions taken by the Lenders or the Administrative Agent pursuant hereto or in connection with the Aggregate Commitment Amount shall be deemed to constitute the Lenders, together or with the Administrative Agent, a partnership, association, joint venture or other entity.

         Similarly, the obligations of the Note Purchasers hereunder are several, and neither the Placement Agent nor any Note Purchaser shall be responsible for the obligation of any other Note Purchaser hereunder, nor will the failure of any Note Purchaser to perform any of its obligations hereunder relieve the Placement Agent or any other Note Purchaser from the performance of its obligations hereunder. Nothing contained in this Agreement, and no actions taken by the Note Purchasers or the Placement Agent pursuant hereto or in connection with the Aggregate Commitment Amount shall be deemed to constitute the Note Purchasers, together or with the Placement Agent, a partnership, association, joint venture or other entity.

                                   ARTICLE XI.
                                  MISCELLANEOUS

         Section 11.1. SUBMISSION TO JURISDICTION; WAIVER. LTV Steel hereby irrevocably and unconditionally:

                  (a) Submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Transaction Documents, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York located in New York City, the Courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

                  (b) Consents that any such action or proceeding may be brought in such courts and waives, to the extent permitted by applicable law, any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) Designates, appoints and empowers CT Corporation System with offices on the date hereof at 1633 Broadway, New York, New York 10019 as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, LTV Steel agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Agents under this Agreement.

                  (d) Agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to LTV Steel at its Notice Address;

                  (e) Agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;

                  (f) To the extent permitted by law, waives the right to assert any setoff, counterclaim or cross-claim in respect of, and all statutes of limitations which may be relevant to, such action or proceeding (other than compulsory counterclaims), provided that nothing in this clause (f) shall preclude a separate action asserting any such claims; and

                  (g) Waives due diligence, demand, presentment and protest and any notices thereof as well as notice of nonpayment.

         Section 11.2. JURY TRIAL. LTV Steel, the Placement Agent and the Financing Parties each hereby waives any right to a trial by jury in any action or proceeding arising out of this Agreement or the Transaction Documents or any other agreements or transactions related hereto or thereto.

         Section 11.3 GOVERNING LAW. The validity, interpretation and enforcement of this Agreement shall be governed by the laws of the State of New York without regard to conflicts of laws principles.

         Section 11.4. DELAYS; PARTIAL EXERCISE OF REMEDIES. No delay or omission of the Placement Agent, the Administrative Agent or any Financing Party to exercise any right or remedy hereunder, whether before or after the happening of any Note Purchase Agreement Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Note Purchase Agreement Event of Default. No single or partial exercise by the Placement Agent, the Administrative Agent or any Financing Party of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

         Section 11.5. NOTICES. Except as otherwise provided herein, all notices and correspondences hereunder shall be in writing and sent by certified or registered mail, return receipt requested, or by overnight delivery service, with all charges prepaid to each party at its respective Notice Address.

         Section 11.6. BENEFIT OF AGREEMENT. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereof, provided that LTV Steel may not assign or transfer any of its interests hereunder, without the prior written consent of the Required Financing Parties and provided further that the rights of each Financing Party to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth below in this SECTION 11.6, provided that nothing in this SECTION 11.6 shall prevent or prohibit any Financing Party from pledging its rights under this Agreement hereunder to a Federal Reserve Bank in support of borrowings made by such Financing Party from such Federal Reserve Bank.

                  (b) Each Financing Party shall have the right to transfer, assign or grant participations in all or any part of its remaining rights and obligations hereunder on the basis set forth below in this clause (b).

                                    (1) ASSIGNMENTS. Each Financing Party may
                           assign pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit E to this Agreement all or an undivided ratable portion of its rights and obligations hereunder (including its Pro Rata Portion of any Notes as to which the Note Purchasers are the Holders) pursuant to this clause
                           (b)(1) to (x) one or more Financing Parties or (y) one or more other Eligible Transferees, provided that
                           (i) any such assignment pursuant to clause (y) above shall be in the aggregate amount of at least $5,000,000, unless any Financing Party shall assign to an Eligible Transferee all of its Commitment,

                           Pro Rata Portion of Letters of Credit, Pro Rata Portion of the Class A-1 Notes and other obligations under this Agreement. Any assignment to another Financing Party pursuant to this clause (b)(1) will become effective upon the payment to the Administrative Agent by either the assigning or the assignee of a nonrefundable assignment fee of $1250 and the recording by the Administrative Agent of such assignment, and the resultant effects thereof on the Commitments of the assigning Financing Party and the assignee Financing Party, in the Lender Register and the Note Register, the Administrative Agent and the Collateral Agent hereby agreeing to effect such recordation no later than five Business Days after their receipt of a written notification by the assigning Financing Party and the assignee Financing Party of the proposed assignment, provided that the Administrative Agent and Collateral Agent shall not be required to, and shall not, so record any assignment in the Lender Register or the Note Register on or after the date on which any proposed amendment, modification or supplement in respect of this Agreement has been circulated to the Financing Parties for approval until the earlier of (x) the effectiveness of such amendment, modification or supplement in accordance with SECTION 11.10 or (y) 30 days following the date on which such proposed amendment, modification or supplement was circulated to the Financing Parties. Assignments pursuant to sub-clause (y) of the first sentence of this clause
                           (b)(1) will only be effective if the Administrative Agent shall have received a written notice in the form provided in Exhibit E to this Note Purchase Agreement from the assigning Financing Party and the assignee and payment of a non-refundable assignment fee of $1250 to the Administrative Agent by either the assigning Financing Party or the assignee. No later than five Business Days after its receipt of such written notice, the Administrative Agent and the Collateral Agent will record such assignment, and the resultant effects thereof on the Commitment of the assigning Financing Party, in the respective Registers, at which time such assignment shall become effective, provided that the Administrative Agent and the Collateral Agent shall not be required to, and shall not, so record any assignment in the Note Register or Lender Register on or after the date on which any proposed amendment, modification or supplement in respect of this Agreement has been circulated to the Financing Parties for approval until the earlier of (x) the effectiveness of such amendment, modification or supplement in accordance with SECTION 11.10 or (y) 30 days following the date on which such proposed amendment, modification or supplement was circulated to the Financing Parties. Upon the effectiveness of any assignment pursuant to sub-clause (y) of the first sentence of this clause
                           (b)(1), the assignee will become a "Lender", "Note Purchaser" and "Financing Party" for all purposes of this Agreement and the other Transaction Documents with a Commitment as so recorded by the Administrative Agent and the Collateral Agent in the respective Register, and to the extent of such assignment, the assigning Financing Party shall be relieved of its obligations hereunder with respect to the portion of its Commitment being assigned. The Administrative Agent will (x) notify each Issuing Lender with respect to outstanding Letters of Credit within 5 Business Days of the effectiveness of any assignment hereunder and
                           (y) prepare as of the day on which an assignment has become effective pursuant to this clause (b)(1) a new
                           Schedule I giving effect to all such assignments effected on such day and will promptly provide the same to LTV Steel and each of the Financing Parties.

                                    (2) PARTICIPATION. Each Financing Party may
                           transfer, grant or assign participations in all or any part of such Financing Party's interest and obligations hereunder pursuant to this clause (b)(2) to any Eligible Transferee, provided that (i) such Financing Party shall remain a "Lender" and "Note Purchaser" for all purposes of this Agreement and the transferee of such participation shall not constitute a Financing Party hereunder and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of this Agreement or any other Transaction Document except to the extent such amendment or waiver would (x) unless otherwise agreed by the relevant Financing Party in its capacity as Issuing Lender, extend the stated expiration date of any Letter of Credit beyond the Expiration Date applicable to the Commitment of such Financing Party, or extend the Expiration Date applicable to the Commitment of such Financing Party,
                           (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or Fees in which such participant is sharing and applicable to the Commitment or Letters of Credit or postpone the payment or reduce the amount thereof or (z) release all or substantially all of the Collateral (except as expressly provided in the Transaction Documents). In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Transaction Documents (the participant's rights against the granting Financing Party in respect of such participation to be those set forth in the agreement with such Financing Party creating such participation) and all amounts payable by LTV Steel hereunder shall be determined as if such Financing Party had not sold such participation, provided that such participant shall be entitled to receive additional amounts under SECTIONS 4.5 and 4.7 on the same basis as if it were a Financing Party; provided, further, however, that no participant of the rights of a Financing Party shall be entitled to receive any greater payment under Sections 4.5 and
                           4.7 than such Financing Party would have been entitled to receive with respect to the rights subject to such participation, unless LTV Steel has consented to such participation. In addition, each agreement creating any participation must include an agreement by the participant to be bound by the provisions of

                           SECTION 11.7 of this Agreement and such participant shall have executed a confidentiality agreement in the form of Exhibit F hereto.

                  (c) Notwithstanding any other provisions of this SECTION 11.6, no transfer or assignment of the interests or obligations of any Financing Party hereunder or any grant of participation therein shall be permitted if such transfer, assignment or grant would require LTV Steel to file a registration statement with the SEC or to qualify the extensions of credit under the "Blue Sky" laws of any State.

                  (d) If any Financing Party defaults in its obligations as a Note Purchaser under this Agreement or if any Financing Party becomes a Defaulting Lender, or upon the occurrence of any event giving rise to the option of SECTION 4.5 and 4.7 with respect to such Financing Party or if any Financing Party declines to extend the Expiration Date under
         SECTION 11.16, LTV Steel shall have the right, if no Note Purchase Agreement Default or Note Purchase Agreement Event of Default then exists, to then replace such Financing Party (the "Replaced Financing Party") with one or more Eligible Transferees (collectively, the "Replacement Financing Party"), provided that (i) at the time of any replacement pursuant to this SECTION 11.6(d), the Replacement Financing Party shall enter into one or more Assignment and Assumption Agreements pursuant to SECTION 11.6 (and with all fees payable pursuant to said
         SECTION 11.6(b)(1) to be paid by the Replacement Financing Party) pursuant to which the Replacement Financing Party shall acquire the Commitment, Class A-1 Notes and participation in Letters of Credit of the Replaced Financing Party and, in connection therewith, shall pay to
         (x) the Replaced Financing Party in respect thereof an amount equal to the sum of (A) the principal of such Class A-1 Notes and interest thereon, (B) an amount equal to all drawings under Letters of Credit that have been funded by (and not reimbursed to) such Replaced Financing Party, together with all then unpaid interest with respect thereto at such time, (C) if applicable, an amount equal to the increased costs incurred by LTV Steel and owing to the Replaced Financing Party pursuant to SECTIONS 4.5 and 4.7 and (D) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Financing Party pursuant to Article IV and (y) any Financing Party the amount of all unreimbursed drawings under Letter of Credit attributable to such Replaced Financing Party and (ii) all obligations of LTV Steel owing to the Replaced Financing Party (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being paid) shall be paid in full by LTV Steel to such Replaced Financing Party concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreement and the payment of amounts referred to in clauses (i) and (ii), above the Replacement Financing Party shall become a Financing Party hereunder and the Replaced Financing Party shall cease to constitute a Financing Party hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Financing Party.

         Section 11.7. CONFIDENTIALITY. (a) Each Financing Party agrees that it will use its reasonable best efforts not to disclose without the prior consent of LTV Steel (other than to its employees, auditor, or counsel or to another Financing Party if the disclosing Financing Party or such disclosing Financing Party's holding or parent company in its sole discretion determines that any such party should have access to such information) any information with respect to LTV Steel or any of its Affiliates, which is furnished pursuant to the Transaction Documents and which is designated by LTV Steel in writing as confidential; provided, that any Financing Party may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over such Financing Party, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) in order to comply with any Requirement of Law, and (e) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any commitments or any interest therein by such Financing Party which prospective transferee or participant shall have agreed in writing to be subject to the confidentiality provisions of this SECTION 11.7; provided, however, that in the case of any disclosure pursuant to the foregoing clauses
(c) or (d), such Financing Party will use its reasonable efforts to notify LTV Steel, to the extent permitted as advised by counsel, in advance (or, in the case of clause (d), if advance notice is not possible, promptly thereafter) of such disclosure so as to afford LTV Steel the opportunity to protect the confidentiality of the information proposed to be so disclosed.

                  (b) Each Financing Party may share confidential information with its Affiliates including information relating to the creditworthiness of LTV Steel and its Affiliates) so long as such Affiliate is bound by SECTION 11.7(a).

         Section 11.8. INDEMNIFICATION. (a) LTV Steel shall and hereby agrees to indemnify, defend and hold harmless the Placement Agent, the Administrative Agent and each Financing Party and their respective directors, officers, agents and employees (the "Indemnitee) from and against (x) any and all losses, claims, damages, liability, deficiencies, judgments or expenses incurred by any of them (except to the extent that it is finally judicially determined to have resulted from either (x) their own gross negligence or willful misconduct or (y) the failure of the Issuer of the Class A-1 Notes to pay any sums due and owing thereunder to the Holders thereof) arising out of or by reason of any litigation, investigations, claims or proceedings which arise out of or are in any way related to (i) this Agreement or the transaction contemplated hereby,
(ii) the issuance of the Letters of Credit, (iii) the failure of an Issuing Lender to honor a drawing under any Letter of Credit, as a result of any act or omission, whether right or wrong, of any present or future DE JURE or DE FACTO government or Governmental Authority, (iv) the Placement Agent's, the Administrative Agent's or the Financing Party's entering into this Agreement, or any other agreements and documents relating hereto, including, without limitation, amounts paid in any settlement agreed to by LTV Steel, court costs and the reasonable fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding or any advice rendered in connection with any of the foregoing and (y) any such losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred in connection with any remedial or other action taken by LTV Steel or any of the Financing Parties in connection with compliance by LTV Steel or any of its Affiliates, or any of their respective properties, with any environmental laws or any other federal, state or local acts, rules, regulations, orders, directions, ordinances, criteria or guidelines or arising from any environmental claim.

                  (b) If and to the extent that the Obligations of LTV Steel under this SECTION 11.8 are unenforceable for any reason, LTV Steel hereby agrees to make the maximum contribution to the payment and satisfaction of such Obligations which is permissible under applicable law. LTV Steel's Obligations under this SECTION 11.8 shall survive any termination of this Agreement and the other Transaction Documents and the payment in full of the Obligations in respect of Letters of Credit, interest and Fees, and are in addition to, and not in substitution of, any other of its Obligations set forth in this Agreement.

                  (c) In addition, LTV Steel shall, upon demand, pay to the Placement Agent, the Administrative Agent and the Financing Parties all costs and expenses (including the reasonable fees and disbursements of counsel and other professionals) paid or incurred by the Placement Agent or the Administrative Agent at any time or by such Financing Party after the occurrence and during the continuance of a Note Purchase Agreement Event of Default, in (i) enforcing or defending its rights under or in respect of this Agreement or any other document or instrument now or hereafter executed and delivered in connection herewith, (ii) in foreclosing or otherwise collecting upon the Collateral or the pledged Notes or any part thereof and (iii) obtaining any legal, accounting or other advice in connection with any of the foregoing.

         Section 11.9. HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         Section 11.10. AMENDMENT OR WAIVER. Neither this Agreement nor any other Transaction Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination (i) is not material, (ii) relates to the Price and Fees Agreement or
(iii) is in writing signed by LTV Steel and the Required Financing Parties, provided that no change, waiver, discharge or termination shall (1) without the consent of the relevant Financing Party in its capacity as an Issuing Lender, extend the expiration date of any Letter of Credit beyond the Expiration Date applicable to the Commitment of such Financing Party or (B) without the consent of each of the Financing Parties affected thereby, (1) extend the stated Expiration Date, reduce the rate or extend the time of payment of interest or Fees thereon (other than the waiver of post-default rates of interest or Fees), or reduce the amount thereof, or increase the Commitment of any Financing Party over the amount thereof then in effect (it being understood that a waiver of any Note Purchase Agreement Default or Note Purchase Agreement Event of Default, or mandatory prepayment, shall not constitute an increase in any Commitment of any Financing Party), (2) release all or substantially all of the Collateral (except as expressly provided in the Transaction Documents), (3) amend, modify or waive any provisions of this Section, (4) reduce the percentage specified in the definition of Required Financing Parties or (5) consent to the assignment or transfer by LTV Steel of any of its rights and obligations under any Transaction Documents. No provision of Article 3, 10 or 11 may be amended without the consent of each Issuing Lender, and the Agents.

         Section 11.11. NONLIABILITY OF PLACEMENT AGENT, THE ADMINISTRATIVE AGENT AND FINANCING PARTIES. The relationship between LTV Steel and the Financing Parties, the Placement Agent and the Administrative Agent shall be solely that of borrower and lender. None of the Placement Agent, the Administrative Agent, or any Financing Party shall have any fiduciary responsibilities to LTV Steel. None of the Placement Agent, the Administrative Agent or any Financing Party undertakes any responsibility to LTV Steel or any of its Affiliates to review or inform LTV Steel or any of its Affiliates of any matter in connection with any purchase of the business or operations of LTV Steel or any of its Affiliates.

         Section 11.12. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         Section 11.13. EFFECTIVENESS. This Agreement shall become effective on the Effective Date.

         Section 11.14. MAXIMUM RATE. Notwithstanding anything to the contrary contained elsewhere in this Agreement or in any other Transaction Document, LTV Steel, the Placement Agent, the Administrative Agent and the Financing Parties hereby agree that all agreements among them under this Agreement and the other Transaction Documents, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or to be paid, to the Placement Agent, the Administrative Agent or any Financing Party for the use, forbearance, or detention of the money loaned to LTV Steel and evidenced hereby or thereby or for the performance or payment of any covenant or obligation contained herein or therein, exceed the Highest Lawful Rate. If due to any circumstances whatsoever, fulfillment of any provision of this Agreement or any of the other Transaction Documents at the time performance of such provision shall be due shall exceed the Highest Lawful Rate, then, automatically, the obligation to be fulfilled shall be modified or reduced to the extent necessary to limit such interest to the Highest Lawful Rate, and if from any such circumstance any Financing Party shall ever receive anything of value deemed interest by applicable law which would exceed the Highest Lawful Rate, such excessive interest shall be applied to the reduction of the principal amount then outstanding hereunder or on account of any other then outstanding Obligations and not to the payment of interest, or if such excessive interest exceeds the principal unpaid balance then outstanding hereunder and such other then outstanding Obligations, such excess shall be refunded to LTV Steel. All sums paid or agreed to be paid to the Placement Agent, the Agent or any Financing Party for the use, forbearance, or detention of the Obligations and other Indebtedness of LTV Steel to any such party shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Indebtedness until payment in full so that the actual rate of interest on account of all such Indebtedness does not exceed the Highest Lawful Rate throughout the entire term of such Indebtedness. The terms and provisions of this Section shall control every other provision of this Agreement and all agreements among LTV Steel, the Placement Agent, the Administrative Agent and the Financing Parties.

         Section 11.15. RIGHT OF SETOFF. In addition to and not in limitation of all rights of offset that any Financing Party or any Issuing Lender may have under applicable law, each Financing Party shall, upon the failure of any account party under any Letter of Credit to promptly reimburse the Issuing Lender pursuant to the terms of this Agreement, have the right, upon prior notice to such account party, to appropriate and apply to the payment of such reimbursement obligations of such account party all debts (general or special, time or demand, provisional or final) then or thereafter held by and other indebtedness then or thereafter owing to such account party by such Financing Party. Each Financing Party exercising such rights shall notify the respective Agent thereof and any amount received as a result of the exercise of such rights shall be reallocated among the Financing Parties as set forth in SECTION 4.8 hereof; provided, however, that failure of such account party to receive such notice shall not impair any Financing Party's rights hereunder.

         Section 11.16     Extension of Facility.
                           ----------------------

                  (a) EXTENSION REQUEST. Within thirty Business Days of each anniversary of the Effective Date, LTV Steel may provide a written request to the Administrative Agent and the Placement Agent with respect to the extension of the Expiration Date (such notice, an "Extension Request"). Each Extension Request shall indicate the aggregate Commitment being requested and the date to which it is requested that the Expiration Date be extended, which shall be not less than one year from the then effective Expiration Date applicable to such Commitments nor more than five years from the date of such Extension Request.

                  (b) ACCEPTANCE. Each Financing Party shall have the independent right to accept or decline the proposed extension of the Expiration Date by providing a written notice of its decision within fifteen Business Days of notice from the Agents that LTV Steel has submitted an Extension Request; provided that the failure of a Financing Party to provide written notice of its decision during such time period shall constitute a decline of the proposed extension. If one or more Financing Parties declines to accept such extension, the remaining Financing Parties may, but shall have no obligation to, assume the Commitments of the declining Financing Parties. If the remaining Financing Parties decline to assume such Commitments, LTV Steel may identify other institutions willing to assume such Commitments, and if acceptable to the Agents, such institutions shall become Financing Parties and assume such Commitments in accordance with SECTION 11.6(b)(1) hereof. Promptly after receipt of notice from each Financing Party as to its decision whether to extend the Expiration Date, but in any event on or before the twelfth Business

                           Day after receipt of an Extension Request, the Administrative Agent shall provide notice to LTV Steel as to the identity and Commitment amount of each Financing Party electing to extend the Expiration Date. Each Financing Party's agreement to extend the Expiration Date shall constitute such Person's agreement to extend the Expiration Date with respect to any Note held or to be held by it for purposes of the Trust Agreement.

                  (c) EFFECTIVENESS. If less than the Commitment amount specified by LTV Steel is represented by the aggregate Commitments of extending Financing Parties, LTV Steel may accept such lesser amount of Commitments, provided that the aggregate Commitments accepted (and consequent size of the Facility) may not be less than $100,000,000 (the "Minimum Amount"). If Financing Parties holding aggregate Commitments at least equal to the Minimum Amount agree to such extension, the Expiration Date with respect to such Commitments shall be so extended.

                           Each extension of the Expiration Date shall be effective from and after the Expiration Date as in effect prior to such extension up until the Expiration Date as so extended. No extension of the Expiration Date under this Section 11.16 shall affect the rights and obligations of LTV Steel or the Financing Parties prior to the date of effectiveness of such extension. Commitments of Financing Parties declining to extend the Expiration Date shall remain in effect until the Expiration Date applicable thereto. Letters of Credit issued by any Financing Party in its capacity as Issuing Lender declining to extend the Expiration Date shall expire not later than the Expiration Date applicable to the Commitment of such Financing Party, unless such Letter of Credit is assumed by another Issuing Lender which has agreed to the extended Expiration Date. No Letter of Credit shall be issued, renewed or extended if, after giving effect to such issuance, renewal or extension, the aggregate face amount of Letters of Credit expiring after any Expiration Date applicable to any Lender's Commitment would exceed the Aggregate Commitment Amount that will be in effect immediately after such Expiration Date, unless arrangements reasonably satisfactory to each relevant Issuing Lender and the Administrative Agent shall have been made by LTV Steel to provide cash or other collateral to the extent of any excess.

         Section 11.17 INSPECTION OF INVENTORY. In its capacity as Servicer, LTV Steel agrees to allow the Administrative Agent, the Placement Agent and their duly appointed representatives to make such inspection or review of the Purchased Inventory as the Administrative Agent or Placement Agent shall deem appropriate on behalf of the Financing Parties. In such regard the Servicer shall allow any such Persons access to the sites where Purchased Inventory is held or processed and access to the Books and Records of the Servicer relating to the Purchased Inventory. Any such inspection or review shall be limited to the normal business hours of the Servicer and shall be conducted only after reasonable notice to the Servicer. Any such inspection or review shall be at the expense of LTV Steel Products, provided that prior to the occurrence of an Amortization Date without its written consent, LTV Steel Products shall not be responsible for an aggregate of more than $40,000 in such expenses during any calendar year.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the date first date set forth above.


                                        LTV STEEL COMPANY, INC.
                                        a New Jersey corporation, individually
                                        and as agent for the Affiliates listed
                                        on Schedule IV



                                        By
                                          -------------------------------------
                                          Printed Name: John C. Skurek
                                           Title: Vice President and Treasurer


                                        CHASE SECURITIES INC., as Placement
                                        Agent


                                        By
                                          -------------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Title:
                                                --------------------------------


                                        THE CHASE MANHATTAN BANK,
                                        a New York banking corporation, as
                                        Administrative Agent


                                        By
                                          -------------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Title:
                                                --------------------------------



                                        THE CHASE MANHATTAN BANK,
                                        a New York banking corporation, as
                                        Collateral Agent


                                        By
                                          -------------------------------------
                                          Printed Name:
                                                        ------------------------
                                          Title:
                                                --------------------------------

                                   Schedule I


      Financing Party        Commitment Amount        Letter of Credit Limit
      ---------------        -----------------        ----------------------

                                                      [60% OF COMMITMENT
                                                            AMOUNT]


                                      -52-